SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Oplink Communications, Inc.

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OPLINK COMMUNICATIONS, INC.
46335 Landing Parkway
Fremont, California 94538

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On November 4, 2009

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Oplink Communications, Inc., a Delaware corporation. The meeting will be held on Wednesday, November 4, 2009, at 10:00 a.m. local time at our principal offices located at 46335 Landing Parkway, Fremont, California 94538, for the following purposes:

1. To elect two Class III directors to serve for a three-year term that expires at the 2012 Annual Meeting of Stockholders;

2. To ratify the appointment of Burr, Pilger & Mayer LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2010;

3. To approve a new 2009 Equity Incentive Plan;

4. To approve an amendment and restatement of our 2000 Employee Stock Purchase Plan to extend the term of the plan and make certain other changes; and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Whether or not you expect to attend the meeting, you are urged to submit your proxy and voting instructions over the internet or by telephone, or complete, sign, date and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

By Order of the Board of Directors,

Stephen M. Welles
Vice President, General Counsel and Secretary

Fremont, California
September 30, 2009

Important notice regarding the Internet availability of proxy materials for the Annual Meeting: The proxy statement, proxy card and the 2009 Annual Report are available at: http://investor.oplink.com/annuals.cfm.

OPLINK COMMUNICATIONS, INC.
46335 Landing Parkway
Fremont, California 94538

PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 4, 2009

GENERAL INFORMATION

The Board of Directors of Oplink Communications, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2009 Annual Meeting of Stockholders to be held on Wednesday, November 4, 2009 at 10:00 a.m. local time at 46335 Landing Parkway, Fremont, California 94538, and at any postponements or adjournments thereof. This proxy statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

In this proxy statement, the terms “we,” “our,” “Oplink” and the “Company” each refer to Oplink Communications, Inc., the terms “Board of Directors” and “Board” refer to the Board of Directors of Oplink and the term “Annual Meeting” means our upcoming 2009 Annual Meeting of Stockholders to be held on November 4, 2009.

We are mailing this proxy statement, the proxy card and our annual report for the year ended June 30, 2009 on or about September 30, 2009, to all stockholders of record at the close of business on September 18, 2009, which date is sometimes referred to in this proxy statement as the “record date” for the Annual Meeting.

The meeting will begin promptly at 10:00 a.m., local time, and check-in will begin at 9:30 a.m., local time. Only holders of record of shares of Oplink common stock at the close of business on September 18, 2009 are entitled to notice of and to vote at the meeting and any postponements or adjournments of the meeting.

For a period of at least 10 days prior to the meeting, a complete list of stockholders of record entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the meeting during normal business hours at our corporate headquarters located at 46335 Landing Parkway, Fremont, California 94538. This list also will be made available for inspection at the meeting.

Our fiscal year ends on the Sunday closest to June 30. For example, our most recently completed fiscal year ended on June 28, 2009. In this proxy statement, for ease of presentation, we present each fiscal year as if it ended on June 30. For example, we refer to our most recently completed fiscal year as having ended on June 30, 2009, and our current fiscal year as ending on June 30, 2010.

QUESTIONS AND ANSWERS ABOUT THIS SOLICITATION
AND VOTING AT THE ANNUAL MEETING

Why am I receiving these materials?

You are receiving these proxy materials in connection with the solicitation by our Board of Directors of proxies to be voted at the 2009 Annual Meeting of Stockholders. If your shares were registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, as of the close of business on September 18, 2009, you are considered a shareholder of record, and we have sent you this proxy statement, the proxy card and our annual report for the year ended June 30, 2009.

If your shares were held in the name of a bank, brokerage account or other nominee as of the close of business on September 18, 2009, you are considered a beneficial owner of the shares held in street name. Your bank, broker or other nominee has sent you this proxy statement, the proxy card, our annual report and a vote instruction form. You have the right to direct your bank, broker or other nominee on how to vote your shares by completing and returning the vote instruction form or by following the voting instructions provided to vote on the Internet or by telephone.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on September 18, 2009 will be entitled to vote at the annual meeting. On this record date, there were 20,641,971 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on September 18, 2009 your shares were registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 18, 2009 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are four matters scheduled for a vote:

1. To elect two Class III directors to serve for three-year terms that expire at the 2012 Annual Meeting of Stockholders;

2. To ratify the appointment of Burr, Pilger & Mayer LLP as our independent registered public accounting firm for our fiscal year ending June 30, 2010;

3. To approve a new 2009 Equity Incentive Plan; and

4. To approve an amendment and restatement of our 2000 Employee Stock Purchase Plan to extend the term of the plan and make certain other changes.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares:

1. FOR the election of the two director nominees;

2. FOR the ratification of the appointment of Burr, Pilger & Mayer LLP as our independent registered public accounting firm;

3. FOR the approval of the 2009 Equity Incentive Plan; and

4. FOR the approval of the amendment and restatement of our 2000 Employee Stock Purchase Plan.

How do I vote?

You may either vote “For” the nominees to the Board of Directors or you may “Withhold” your votes for the nominees. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple. If you are a stockholder of record, you may vote by submitting a proxy. Stockholders of record may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. Proxy cards submitted by mail must be received by the time of the meeting in order for your shares to be voted.

If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, bank or other nominee. Most brokers and banks offer you the ability to provide voting instructions by telephone or over the Internet. For directions on how to vote, please refer to the instructions included on the voting instruction card provided by your broker or bank.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of September 18, 2009.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of the nominees for director, “For” the ratification of Burr, Pilger & Mayer LLP as our independent registered public accounting firm, “For” the approval of the 2009 Equity Incentive Plan and “For” the approval of the amendments to the 2000 Employee Stock Purchase Plan. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

This solicitation is made by Oplink, and all costs associated with soliciting proxies will be borne by us. We have retained Georgeson Inc. to assist with the solicitation for an estimated fee of $7,200 plus reasonable out-of-pocket expenses. In addition, we may reimburse brokerage firms, banks and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of our directors, officers or employees personally or by telephone, facsimile or electronic mail. No additional compensation will be paid to these persons for such services.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You have the right to change and revoke your proxy at any time before the Annual Meeting. If you hold your shares in your name, you may contact our Corporate Secretary at 46335 Landing Parkway, Fremont, California 94538 and request that another proxy card be sent to you. The latest-dated, properly completed proxy that you submit, will count as your vote. Please note that if you re-vote your shares by mail, your re-vote will not be effective unless it is received by our Corporate Secretary prior to the Annual Meeting. If your shares are held in your broker’s name, you must contact your broker or other nominee and follow its procedures for changing your vote.

When are stockholder proposals due for next year’s annual meeting?

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in our 2010 proxy statement. These stockholder proposals must be submitted, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), to our principal executive offices in care of our Corporate Secretary at 46335 Landing Parkway, Fremont, California 94538. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. We must receive all submissions no later than the close of business (5:00 p.m. Pacific Standard Time) on June 2, 2010.

In addition, under our Bylaws, any stockholder intending to nominate a candidate for election to the Board or to propose any business at our 2010 annual meeting must give notice to our Corporate Secretary between July 7, 2010 and August 6, 2010, unless the notice also is made pursuant to Rule 14a-8. The notice must include information specified in our Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the stockholder’s ownership of our stock. Our Bylaws are available on our website at www.oplink.com, under the “Investors” link.

We encourage any stockholder interested in submitting a proposal or a nomination to contact our Corporate Secretary in advance of the deadlines listed above to discuss the matter. We also encourage stockholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” and, with respect to proposals other than the election of directors, “Against” votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine (such as Proposals 1 and 2) on which your broker may vote shares held in street name in the absence of your voting instructions.

How many votes are needed to approve each proposal?

•	For the election of directors, the nominee receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. Only votes “For” or “Withhold” will affect the outcome.

•	To be approved, Proposals No. 2, 3 and 4 must receive a “For” vote from the majority of shares present either in person or by proxy and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 20,641,971 shares outstanding and entitled to vote. Thus, at least 10,320,986 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum of the votes present at the meeting the Company may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the quarterly period ending December 31, 2009.

PROPOSAL 1

ELECTION OF DIRECTORS

Current Board of Directors

Our Board of Directors is divided into three classes, designated as Class  I, Class II and Class III, with each class of directors serving for staggered three-year terms. We currently have five directors, consisting of one Class I director, Mr. Joseph Y. Liu, whose term expires at our annual meeting of stockholders to be held in 2010, two Class II directors, Mr. Chieh Chang and Dr. Hua Lee, whose terms expire at our annual meeting of stockholders to be held in 2011, and two Class III directors, Mr. Leonard J. LeBlanc and Mr. Jesse W. Jack, whose terms expire at the upcoming Annual Meeting.

Vacancies on the Board of Directors may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board of Directors to fill a vacancy in a class shall serve for the remainder of the full term of that class, and until the director’s successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

Information as to the stock ownership of each of our directors is set forth below under “Security Ownership of Certain Beneficial Owners and Management.” There are no family relationships between or among any director, director nominee or executive officer.

Nominees for Election at this Annual Meeting

The term of the two current Class III directors, Leonard J. LeBlanc and Jesse W. Jack, will expire at the upcoming Annual Meeting. Mr. Leonard J. LeBlanc, who has been a member of our Board of Directors since July 2000, and has been the Chairman of our Board since 2006, has decided not to seek re-election at the upcoming annual meeting. The Board expresses its deepest gratitude to Mr. LeBlanc for his over nine years of service to this Company.

New Director Nominee — Mr. Tim Christoffersen

Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee, has nominated Mr. Tim Christoffersen for election to the Board, to fill the vacancy that will be created by the expiration of Mr. LeBlanc’s term. Mr. Christoffersen has no prior relationship with the Company, and there is no arrangement or understanding between him and any other person pursuant to which he has been selected as the nominee. Mr. Christoffersen was selected as the nominee following a search and evaluation process overseen by the Nominating and Corporate Governance Committee.

Mr. Christoffersen, aged 67, served on the board of directors of Genesis Microchip Inc. from August 2002 until its acquisition by STMicroelectronics in January 2008. Mr. Christoffersen served as Chief Financial Officer of Monolithic Power Systems, Inc. (MPS), a semiconductor company, from June 2004 to April 2006, and served on MPS’s board of directors from March 2004 to July 2004. Mr. Christoffersen served as a financial consultant to technology companies from 1999 to 2004. Prior to that, Mr. Christoffersen served as Chief Financial Officer of NeoParadigm Labs, Inc. from 1998 to 1999 and as Chief Financial Officer of Chips & Technologies, Inc. from 1994 until its sale to Intel Corporation in 1998. Mr. Christoffersen was Executive Vice President, Director and Chief Operating Officer of Resonex, Inc. from 1991 to 1992. From 1986 to 1991, Mr. Christoffersen held several managerial positions with Ford Motor Company. Mr. Christoffersen is a Phi Beta Kappa graduate of Stanford University where he earned a B.A. in Economics. He also holds a Master’s degree in Divinity from Union Theological Seminary in New York City.

Nominee for Re-election — Mr. Jesse W. Jack

Mr. Jack, aged 73, has been a member of our Board of Directors since July 2002. Since January 2003, Mr. Jack has been self-employed as an attorney with The Law Offices of Jesse Jack. He is also the Vice President and General Counsel for I-Bus Corporation, a privately held company. From 1996 until January 2003, Mr. Jack was a partner in the law firm of Jack & Keegan, a California Limited Liability Partnership. Mr. Jack served on the board of directors of The Parkinson’s Institute from 1988 through 2000. Mr. Jack completed the Director Education and Certification Program at UCLA’s Anderson School of Management in May 2007. Mr. Jack received his B.S. from California State University, San Jose and his J.D. from Hastings College of Law.

Vote Required and Recommendation of the Board of Directors

The nominees receiving the highest number of affirmative “FOR” votes at the meeting (a plurality of votes cast) will be elected to serve as Class III directors. Votes withheld from any director nominee will be counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominee recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that Mr. Christoffersen and Mr. Jack will be available to serve as directors. In the event that either Mr. Christoffersen or Mr. Jack becomes unavailable, however, the proxy holders will vote for any nominee designated by the Board. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Mr. Christoffersen and Mr. Jack.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. CHRISTOFFERSEN AND MR. JACK AS CLASS III DIRECTORS.

Continuing Directors Not Standing for Election at this Annual Meeting

The terms of our Class I and Class II directors will not expire at the upcoming Annual Meeting, and therefore such individuals will not be standing for re-election at the upcoming meeting. Relevant biographical information for these directors is set forth below.

Joseph Y. Liu. Mr. Liu, aged 58, is one of our founders, and has served as our Chief Executive Officer and President since October 2002, and has served as a member of our Board of Directors since our inception in 1995. Previously, Mr. Liu served as our Chief Executive Officer from September 1999 to November 2001, and served as our Chairman of the Board of Directors from our inception in 1995 through May 2000 and again from November 2001 to August 2002. From 1994 to 1995, Mr. Liu was the General Partner of Techlink Technology Ventures. Prior to 1994, Mr. Liu spent ten years as Chairman and Chief Executive Officer of Techlink Semiconductor and Equipment Corp., a semiconductor equipment and technology company. From June 2001 to December 2006, Mr. Liu also served on the Board of Director of InterVideo, Inc., a DVD software provider, which was subsequently acquired by Corel Corporation. Mr. Liu received his B.S. from Chinese Cultural University, Taiwan and his M.S. from California State University, Chico.

Chieh Chang. Mr. Chang, aged 57, has been a member of our Board of Directors since September 1995. Mr. Chang has served as Chief Executive Officer of BCD Semiconductor Manufacturing Ltd., a private analog device company, since September 2008. Mr. Chang served on the board of directors of Genesis Microchip Inc., a NASDAQ-listed semiconductor company, from November 2004 until its acquisition by STMicroelectronics in January 2008. From February 2000 to February 2003, Mr. Chang served as Chief Executive Officer of Programmable Microelectronics Company, Inc. (now Gingistek, Inc.), a fabless semiconductor design company. From April 1992 to August 1996, Mr. Chang was the Director of Technology at Cirrus Logic, Inc., a semiconductor company. Mr. Chang completed the Director Education and Certification Program at UCLA’s Anderson School of Management in May 2007. Mr. Chang received his B.S. in Electrical Engineering from the National Taiwan University and his M.S. in Electrical Engineering from University of California, Los Angeles.

Hua Lee. Dr. Lee, aged 57, has been a member of our Board of Directors since February 2006. Dr. Lee has been Professor of Electrical and Computer Engineering at the University of California, Santa Barbara since 1990. Prior to his tenure at the University of California, Santa Barbara, Dr. Lee was on the faculty of the University of Illinois at Urbana-Champaign. Dr. Lee completed the Director Education and Certification Program at UCLA’s Anderson School of Management in May 2007. Dr. Lee received his B.S. degree in Electrical Engineering from the National Taiwan University, and M.S. and PhD in Electrical Engineering from University of California, Santa Barbara.

CORPORATE GOVERNANCE AND INFORMATION
REGARDING THE BOARD AND ITS COMMITTEES

Corporate Governance Principles

Oplink is committed to having sound corporate governance principles. Strong corporate governance practices are essential to our strategy to enhance performance by creating an environment that increases operational efficiency and ensures long-term productivity growth. Good corporate governance also helps ensure alignment with stockholder interests by promoting fairness, transparency and accountability in business activities among employees, management and the Board. Our corporate governance practices represent our firm commitment to the highest standards of corporate ethics, compliance with laws, financial transparency and reporting with objectivity and the highest degree of integrity. Steps we have taken to fulfill this commitment include the following:

•	Corporate Governance Guidelines. Our Board of Directors has adopted a set of Corporate Governance Guidelines, which set forth our corporate governance policies and practices. The Board’s Nominating and Corporate Governance Committee is responsible for overseeing these guidelines and annually reviews them and makes recommendations to the Board concerning corporate governance matters. The Corporate Governance Guidelines are available on our website at www.oplink.com.

•	Independent Board. Our Board of Directors has determined that, with the exception of Mr. Liu, our Chief Executive Officer, all of its members are “independent directors,” as that term is defined in the listing standards of The Nasdaq Stock Market.

•	Independent Board Committees. All of the members of our key Board committees — the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee — are independent.

•	Committee Charters. The charters of the Board’s committees clearly establish their respective roles and responsibilities. The charters for the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are available on our website at www.oplink.com.

•	Code of Business Conduct and Ethics. We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors, employees and consultants. The Code of Business Conduct and Ethics is available on our website at www.oplink.com. If we make any substantive changes to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the change or waiver on our website.

•	Board Meetings without Management. The independent members of our Board and Board Committees meet periodically without members of management present, including without the presence of Mr. Liu, our Chief Executive Officer and a member of the Board.

•	Continuing Education for Directors. Board members are encouraged to attend seminars, conferences, and other continuing education programs, especially those designed for directors of public companies, which may be attended at Oplink’s expense during service on the Board.

•	CEO Succession Planning. The Board and its Nominating and Corporate Governance Committee have developed a plan for the succession of the Chief Executive Officer position and reviews the plan on at least an annual basis.

•	Director and Executive Officer Stock Ownership Guidelines. Our non-employee directors are expected to hold at least 4,000 shares of our common stock for so long as they remain members of the Board. Our executive officers are expected to hold at least 1,000 shares of our common stock for so long as they hold that position. Each of our directors and executive officers currently holds in excess of that amount of our common stock.

•	Whistleblower Procedures. We have adopted procedures for receipt, retention and treatment, on a confidential basis, of complaints regarding accounting, internal financial controls or auditing matters.

Committees of the Board of Directors

The Board has three standing committees: (1) the Audit Committee, (2) the Compensation Committee and (3) the Nominating and Corporate Governance Committee. During the last fiscal year, and until the upcoming annual meeting, the committees are comprised as follows:

Nominating &
Corporate
Name	Audit	Compensation	Governance

Chieh Chang	X	Chair
Jesse W. Jack	X		Chair
Leonard J. LeBlanc	Chair	X
Hua Lee		X	X

As discussed above, Mr. LeBlanc’s term as a director will expire at the upcoming annual meeting, and he will not be standing for re-election. It is expected that, upon his election to the Board at the upcoming annual meeting, Tim Christoffersen will be appointed to the Audit Committee to fill the vacancy created by Mr. LeBlanc’s departure.

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each current committee member, as well as Mr. Christoffersen, who is expected to be appointed to the Audit and Compensation Committees, meets the applicable rules and regulations regarding the independence requirements of the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission (the “SEC”), and that each such individual is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

The Audit Committee of the Board of Directors oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee, among other things: determines and approves the engagement of the independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; confers with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; reviews the financial statements to be included in the Company’s periodic reports; and discusses with management and the independent registered public accounting firm the results of the annual audit and the results of the review of the Company’s quarterly financial statements. The charter of the Audit Committee is available on our website at www.oplink.com.

The Audit Committee has established procedures for receipt, retention and treatment, on a confidential basis, of complaints received by the Company, including the Board and the Audit Committee, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee is currently composed of three independent directors: Leonard J. LeBlanc (who serves as Chairman of the Committee), Chieh Chang and Jesse W. Jack. It is expected that, upon his election to the Board at the upcoming annual meeting, Tim Christoffersen will be appointed to serve as Chairman of the Audit Committee to fill the vacancy created by Mr. LeBlanc’s departure. The Board of Directors has determined that Mr. Christoffersen, like Mr. LeBlanc before him, is an “audit committee financial expert” (as defined by SEC rules and regulations) and that he also meets the financial sophistication requirements of the Nasdaq Stock Market, as such requirements are defined as of the mailing date of this proxy statement.

Compensation Committee

The Compensation Committee determines the compensation of our executive officers, approves stock option grants to employees under the Company’s stock option plans, establishes and reviews general policies relating to compensation of our employees and performs such other functions regarding compensation as the Board of Directors may delegate. The Compensation Committee is composed of three independent directors: Chieh Chang (who serves as Chairman of the Committee), Leonard J. LeBlanc and Hua Lee. Following the expiration of

Mr. LeBlanc’s term, the Compensation Committee will consist of two members: Mr. Chang and Mr. Lee. The charter of the Compensation Committee is available on our website at www.oplink.com. For information regarding the Compensation Committee and its compensation-setting process for our executive officers, see “Executive Compensation — Compensation Discussion and Analysis” below.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies, evaluates and recommends candidates for membership on the Company’s Board of Directors and committees thereof, oversees the Company’s corporate governance procedures and establishes guidelines for continuing education of our directors. The Nominating and Corporate Governance Committee is composed of two non-employee directors: Jesse W. Jack and Hua Lee. Mr. Jack serves as Chairman of the Nominating and Corporate Governance Committee. The charter of the Nominating and Corporate Governance Committee is available on our website at www.oplink.com.

Meetings of the Board and its Committees

The Board of Directors held eight (8) meetings during our 2009 fiscal year. The Audit Committee held ten (10) meetings during fiscal 2009, and met in executive session without management present (including our Chief Executive Officer, who is a member of the Board) at four (4) of those meetings. The Compensation Committee held nine (9) meetings during fiscal 2009 and the Nominating and Corporate Governance Committee held four (4) meetings during fiscal 2009. All directors attended at least 75% of the meetings of the Board and of the committees on which they served.

It is the Company’s policy to invite directors to attend the annual meeting of stockholders. All members of the Board were in attendance at the 2008 Annual Meeting of Stockholders.

Stockholder Communications with the Board of Directors

The Company has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders who wish to do so may communicate directly with the Board, or specified individual directors, by writing to: Board of Directors of Oplink Communications, Inc., 46335 Landing Parkway, Fremont, California 94538, Attention: Chairman of the Nominating and Corporate Governance Committee.

Consideration of Director Nominees

Stockholder Nominees.  The Nominating and Corporate Governance Committee has not adopted any policy regarding the consideration of nominees recommended by stockholders (as opposed to formally nominated) or, if so, what procedures stockholders should follow in submitting recommendations. However, as described above in the Question and Answer section under “When are stockholder proposals due for next year’s annual meeting?,” stockholders may submit formal nominations for directors by following the procedures set forth in our Bylaws.

Director Qualifications.  The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees will be reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence.

Identifying and Evaluating Nominees for Directors.  The Nominating and Corporate Governance Committee will generally use its network of contacts to identify potential director candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates. At this time, the Nominating and Corporate Governance Committee has not adopted any policy regarding the consideration of director candidates recommended by stockholders, but reserves the right to consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the criteria for Board membership approved by the Board.

Compensation of Directors

Director Compensation Program

The compensation of our non-employee directors is determined by the Compensation Committee of our Board of Directors. The current compensation program for our non-employee directors consists of cash compensation and equity compensation, as follows:

•	Cash compensation. Each of our non-employee directors receives cash compensation of $25,000 per year plus additional amounts based on their service on the Board’s committees or as Board chairman:

Category of Service	Annual Fee

Director Fee	$25,000
Audit Committee Chair Fee	$20,000
Audit Committee Member Fee	$10,000
Compensation Committee Chair Fee	$7,500
Compensation Committee Member Fee	$5,000
Nominating & Governance Committee Chair Fee	$7,500
Nominating & Governance Committee Member Fee	$5,000
Fee for Chairman of Board	$5,000

•	Equity compensation. Under the current policy adopted by the Compensation Committee, each of our non-employee directors receives an annual award of shares of our common stock, in amounts and on terms determined by the Compensation Committee. For our 2009 fiscal year, the amount of the award was 4,000 shares. There are no vesting restrictions on the shares. However, the Compensation Committee has adopted stock ownership guideline for non-employee directors, under which each non-employee director is expected to hold at least 4,000 shares of the Company’s common stock for so long as they remain on the Board.

Fiscal 2009 Compensation

The following table provides information concerning the compensation paid by us to each of our non-employee directors during the fiscal year ended June 30, 2009. Mr. Liu, our chief executive officer, did not receive additional compensation for his service as a director.

	Fees Earned or		Stock	Option
Name	Paid in Cash		Awards(5)	Awards(6)	Total

Leonard J. LeBlanc	$55,000	(1)	$55,680	$86,859	$197,539
Chieh Chang	$42,500	(2)	$55,680	$62,971	$161,151
Jesse W. Jack	$42,500	(3)	$55,680	$86,859	$185,039
Hua Lee	$35,000	(4)	$55,680	$65,500	$156,180

(1)	Consists of $25,000 for service as a director, $5,000 for service as Chairman of the Board, $20,000 for service as chairman of the Audit Committee and $5,000 for service as a member of the Compensation Committee.

(2)	Consists of $25,000 for service as a director, $10,000 for service as a member of the Audit Committee and $7,500 for service as chairman of the Compensation Committee.

(3)	Consists of $25,000 for service as a director, $10,000 for service as a member of the Audit Committee and $7,500 for service as chairman of the Nominating and Corporative Governance Committee.

(4)	Consists of $25,000 for service as a director, $5,000 for service as a member of the Compensation Committee and $5,000 for service as a member of the Nominating and Corporative Governance Committee.

(5)	Each non-employee director received a stock award of 4,000 shares of our common stock in August 2009. The shares were fully vested upon grant. The dollar amount shown represents the value of 4,000 shares of our common stock valued at $13.92 per share, the closing price of our common stock on the grant date of the awards. This amount is also equal to the expense we recognized in our financial statements for the stock awards.

(6)	These amounts do not represent compensation actually received by the director during the fiscal year, or may receive in any future year. Rather, these amounts represent the amortization expense of stock option related compensation that we recognized in fiscal 2009, in accordance with Statement of Financial Accounting Standards No. 123, as revised, “Share-Based Payment”, or SFAS No. 123(R). For purposes of this disclosure we ignore the adjustments we make for forfeiture assumptions to the aggregate expense we recognize. Our directors did not receive any stock option grants during our 2009 fiscal year. These amounts are the amortization expenses relating to stock options granted prior to fiscal 2009.

Prior to fiscal 2008, when the Compensation Committee adopted a policy of replacing stock options to non-employee directors with awards of stock, each director was automatically granted an option to purchase 10,285 shares of common stock under our 2000 Equity Incentive Plan every three years upon his re-election to the board of directors. Pursuant to the provisions of the 2000 Plan, in the event of a change of control, all options granted pursuant to the 2000 Plan to our directors will become fully vested and exercisable. In addition, each member of the Board of Directors may exercise their vested stock options for a two-year period after such director ceases providing services to us. As of June 30, 2009, our non-employee directors’ stock option holdings were as follows:

	Number of Shares	Number of Shares
	Underlying	Underlying
	Unexercised Options	Unexercised Options	Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Price	Date

Leonard J. LeBlanc	14,285	—	$35.00	07/12/2010
	3,571	—	$18.38	04/05/2011
	10,285	—	$17.36	11/17/2013
	8,856	1,429	$20.09	11/08/2016

Total	36,997	1,429
Chieh Chang	10,285	—	$18.38	04/05/2011
	10,000	—	$4.20	10/23/2012
	10,285	—	$6.16	11/15/2012
	10,285	—	$12.92	11/10/2015

Total	40,855	—
Jesse W. Jack	10,000	—	$4.20	10/23/2012
	2,142	—	$6.93	02/26/2013
	10,285	—	$17.36	11/17/2013
	8,856	1,429	$20.09	11/08/2016

Total	31,283	1,429
Hua Lee	14,285	—	$8.75	11/7/2011
	9,428	—	$16.59	02/16/2016

Total	23,713	—

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms that we have received and written representations from reporting persons, we believe that during the fiscal year ended June 30, 2009, all executive officers, directors and greater than ten percent beneficial owners complied with all applicable filing requirements.

EXECUTIVE OFFICERS OF THE COMPANY

The names of the executive officers of the Company and certain information about them, including their ages as of September 15, 2009, are set forth below:

Name	Age	Position

Joseph Y. Liu	58	Chief Executive Officer and Director
Shirley Yin	41	Chief Financial Officer
Peter Lee	35	Chief Operating Officer
River Gong	46	Senior Vice President, Worldwide Sales
Stephen M. Welles	41	Vice President, General Counsel and Secretary

Biographical information for Mr. Liu is set forth under Proposal 1 above.

Shirley Yin has been at Oplink since June 2000 when she joined as our Accounting Manager and was promoted to Controller in October 2003. From July 2007 to August 2007, Ms. Yin held the position of Vice President, Finance, and Acting Chief Financial Officer. In August 2007, Ms. Yin was promoted to Chief Financial Officer. Before joining Oplink, Ms. Yin spent three years at PricewaterhouseCoopers as a Business Assurance Senior Associate. She is a Certified Public Accountant. Ms. Yin received a Bachelor of Economics in Business Management from Zhongshan University in China and her M.S. in Accountancy from the University of Southern California.

Peter Lee has served as our Chief Operating Officer since August 2008. Mr. Lee joined Oplink in August 2000 and held positions as Production Manager, Product Engineering Manager, Director of Product Engineering and since April 2005, Senior Director of Product Line Management (“PLM”) and Operations. In May 2007, Mr. Lee was promoted to Vice President of Marketing and PLM, responsible for managing activities in PLM, Manufacturing, Research and Development and Strategic Planning. Mr. Lee received his B.S. in Electrical Engineering from National Taiwan University and his M.S. in Electrical Engineering from Columbia University.

River Gong has served as our Vice President of Sales since February 2003. From January 2001 to February 2003, Ms. Gong served as our Sr. Director of Sales, from May 1999 to January 2001 she was Director of Sales, and from January 1998 to May 1999 she was Sales Manager. Prior to joining Oplink, Ms. Gong was Division Manager and Sales Manager of MP Fiber Optics (now Global Opticom), a fiber optics company, from January 1995 to December 1997. Prior to that, she was an architect in China for five years. Ms. Gong received her B.S. in Architecture from Harbin Institute University.

Stephen M. Welles has served as our Vice President, General Counsel and Secretary since May 2008. Mr. Welles was an associate and of counsel with Wilson Sonsini Goodrich & Rosati in Palo Alto, California from October 1999 to April 2008, and was an associate with Ropes & Gray in Boston, Massachusetts from September 1996 to September 1999. Mr. Welles is admitted to practice law in California, and he is a member of the California State Bar Association and the American Bar Association. He received his J.D. from Georgetown University and a B.A. in Economics from Boston College.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This section of the proxy statement includes a description of the objectives of our compensation program, how the components of our compensation are designed to operate, and the compensation-related decisions made with respect to our Chief Executive Officer, Chief Financial Officer and the three most highly compensated executive officers during fiscal 2009. These employees, for whom we have included detailed compensation information in the tables that are part of the “Executive Compensation Tables” below, are referred to as the “Named Executive Officers.” For fiscal 2009, our Named Executive Officers were:

•	Joseph Y. Liu, President and Chief Executive Officer;

•	Shirley Yin, Chief Financial Officer;

•	Peter Lee, Chief Operating Officer;

•	River Gong, Senior Vice President of Worldwide Sales; and

•	Stephen M. Welles, Vice President and General Counsel.

Executive Compensation Philosophy and Objectives

We compete with many other technology companies in seeking to attract and retain a skilled work force. Our compensation philosophy is to offer our employees, including our executive officers, compensation that is competitive and that meets our goals of attracting, retaining and motivating highly skilled employees, but that is also consistent with our financial goals of cost containment and long-term profitability. Utilizing this philosophy, our executive compensation policies are designed to:

•	provide a total compensation package that is competitive with other companies in the technology industry, yet is consistent with our focus on profitability; and

•	emphasize equity compensation for our executive team, particularly our Chief Executive Officer, in order to promote long-term incentives to increase stockholder value and align the interests of our officers with those of our stockholders.

Elements of Our Compensation Program

The executive compensation program for our executives, including the Named Executive Officers, mirrors Oplink’s compensation program for the majority of our salaried employees, and consists primarily of two elements: base salary and equity-based incentive compensation. In addition, we maintain a sales commission program for our sales employees, including Ms. Gong, one of our Named Executive Officers. We also provide our employees, including our executives, with health and welfare benefits. We have also adopted “double trigger” severance arrangements for each of the Named Executive Officers, which entitle them to certain payments and benefits if their employment terminates in connection with a change in control of Oplink. We believe that each of these elements is important to furthering the objectives of our executive compensation program.

Base Salary.  We create a set of base salary structures that are both affordable and competitive in relation to the market. In general, an employee’s salary should reflect the employee’s overall sustained performance level and contribution to Oplink over time. We design salary to provide the essential reward for an employee’s work and to be competitive in attracting talent. Once salary levels are initially determined, increases in salary are provided to recognize an employee’s specific performance achievements. Our managers typically make performance assessments once a year, and provide ongoing feedback to employees to help maximize individual and team performance levels.

Equity Incentive Compensation.  We design our equity programs to provide sufficient long-term incentive compensation for our executives and to provide equity compensation that is competitive in relation to the market. In addition, and equally importantly, our equity compensation program is designed to align the interests of each executive officer with those of the stockholders and to provide each executive officer with a significant incentive to manage Oplink from the perspective of an owner with an equity stake in the business.

Until recently, we have used only stock options for the equity compensation of our employees, including our executive officers. Stock options allow the officer to acquire shares of our common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to ten years), thus providing a return to the officer only if the market price of the shares appreciates over the option term, and the officer continues to be employed by the Company. In addition, the stock options generally vest over four years, typically with one quarter of the shares underlying the stock option vesting after one year and the remaining shares vesting monthly over the second, third and fourth years after the grant of the stock option. The vesting restrictions are designed to strengthen the retention value of the stock option awards, in that the option will only vest, and be exercisable by the officer, for so long as the officer remains an employee with Oplink.

In addition to stock options, the Compensation Committee has recently begun using restricted stock unit (RSU) awards for equity compensation as well. In August 2009, the Committee granted a total of 463,733 restricted stock units to Oplink employees, including executive officers. The Named Executive Officers received the following RSU awards:

Number of RSUs
Name	Awarded

Joseph Liu	100,000
Shirley Yin	40,000
Peter Lee	30,000
River Gong	20,000
Stephen Welles	10,000

Each RSU represents the right to receive one share of Oplink common stock when the RSU vests. The RSU awards will vest as follows: 50% of the award will vest two years from the date of grant; an additional 25% of the award will vest three years from the date of grant; and the remaining 25% of the award will vest on four years from the date of grant, in each case provided that the employee remains in service with Oplink as of the vesting date.

The Compensation Committee has begun awarding RSUs because they offer some advantages when compared to stock option awards, including the following:

•	RSUs promote stock ownership among employees, since they will automatically receive shares upon vesting, as opposed to options which employees often retain for many years without exercising.

•	The value of RSU awards is more stable and recognizable by employees and less subject to large swings in value than stock options. Also, unlike stock options which can fall “underwater” (i.e. the fair market value of the underlying common stock is below the exercise price of the stock option), RSUs will retain value even in a market downturn.

•	RSU should make employees more like shareholders than stock options do, since RSU values exactly track the value of our common stock.

•	Awards of RSUs should result in less stock dilution than stock options because fewer shares are necessary to deliver an equivalent compensatory value.

The Compensation Committee intends to grant both RSU awards and stock option awards in the future, but currently expects to favor RSU awards over stock option grants for future awards, both to executives and to other employees.

Cash Incentive Compensation.  Oplink does not currently have any bonus or similar cash incentive program for its executive officers, or for its employees in general. The only cash incentive program currently maintained by Oplink is the sales commission program for its sales employees. Ms. Gong, a Named Executive Officer and the head of our sales department, received commissions during fiscal 2009 under our sales commission program.

Benefits Programs.  Core benefits, such as our basic health benefits, 401(k) program and life insurance, are designed to provide a stable array of support to employees and their families throughout various stages of their careers, and are provided to all employees regardless of their individual performance levels. We design our benefits programs to be both affordable and competitive in relation to the market while conforming with local laws and practices. We monitor the market, local laws and practices and adjust our benefits programs as needed. We design our benefits programs to provide an element of core benefits, and to the extent possible, offer options for additional benefits, be tax-effective for employees in each country and balance costs and cost sharing between us and our employees.

Oversight of Executive Compensation and Role of Management

The Compensation Committee oversees our executive compensation program, establishes our compensation philosophy and policies, and administers our compensation plans. The Compensation Committee generally reviews the compensation programs applicable to executive officers on an annual basis. In setting compensation levels for a particular executive, the Committee takes into consideration the proposed compensation package as a whole and each element individually, as well as the executive’s past and expected future contributions to our business.

The Committee meets regularly with our Chief Executive Officer, Mr. Liu, to obtain recommendations with respect to Company compensation programs, practices and packages for executives, other employees and directors. Mr. Liu makes recommendations to the Committee regarding the base salary and equity compensation for the executive team. The Compensation Committee values Mr. Liu’s input since he is well placed to know what would motivate his team financially, both in terms of long-term and short-term compensation.

Mr. Liu attends most of the Committee’s meetings, but the Committee also regularly holds executive sessions not attended by any members of management or non-independent directors. The Committee discusses Mr. Liu’s compensation package with him, but makes decisions with respect to his compensation without him present. The Committee has not delegated any of its authority with respect to the compensation of executive officers. The Committee also consults our Chief Financial Officer and General Counsel in evaluating the financial, accounting, tax and legal implications of our various compensation programs.

The Committee has the authority to engage its own independent advisors to assist in carrying out its responsibilities. The Compensation Committee engaged Compensia, Inc. to assist it in determining executive compensation for our fiscal year 2009.

Determination of Executive Compensation for Fiscal 2009

The Compensation Committee typically reviews executive compensation for each fiscal year in August, the second month of our fiscal year. For fiscal 2009, the Compensation Committee engaged Compensia, Inc., a compensation consultant, to assist it in its annual determination of executive compensation. As part of its advisory services to the Compensation Committee, Compensia:

•	assisted with the establishment of a peer group of companies;

•	provided information on compensation paid by peer companies to their executive officers;

•	advised on alternative structures, forms of compensation and allocation considerations; and

•	advised the Committee on appropriate levels of compensation for the Named Executive Officers.

Compensia reported to the Compensation Committee rather than to management, although the consultant communicated with management from time to time for purposes of gathering information.

For purposes of determining the compensation of our executives for fiscal 2009, the Compensation Committee, assisted by Compensia, identified a group of companies against which to compare its existing and proposed compensation levels for our executives. These companies were selected because the Committee considered them to be similar to, and competitive with, Oplink in the market for executive talent, because they are in comparable or related businesses, are publicly-held entities, and are of similar size as measured by revenue, market capitalization, and employee headcount. This group consisted of the following companies (the “Peer Group”):

Alliance Fiber Optic Products
Avanex Corporation
AXT
Bookham
EMCORE Corporation
EXFO Electro-Optical Engineering (USA)
Finisar Corporation Infinera Corp. MRV Communications Opnext Optium Corporation Sycamore Networks Zhone Technologies

The Compensation Committee believes that measures such as base salaries, equity compensation and target total compensation paid by companies in the Peer Group can serve as a useful comparative tool. On the other hand, the Committee recognizes that executives in different companies can play significantly different roles, even though they may hold the same nominal positions. Moreover, there is no way to determine from the available information about Peer Group compensation anything relating to the respective qualitative factors that may influence compensation, such as the performance of individual executives or their perceived importance to their companies’ business. Accordingly, the Compensation Committee looked to information about the Peer Group only as a rough guide, and did not “benchmark” compensation or consider itself constrained to set compensation for any particular executive by the compensation levels of executives occupying similar positions at companies in the Peer Group.

The Compensation Committee typically reviews executive compensation for each fiscal year in August, the second month of our fiscal year. In August 2008, the Compensation Committee approved the following salaries for the Named Executive Officers:

	Previous		New
Name	Salary		Salary

Joseph Y. Liu	$150,000		No change	(1)
Shirley Yin	$250,000		No change
Peter Lee	N/A	(2)	$248,000
River Gong	$175,000	(3)	$200,000	(3)
Stephen Welles	$250,000		No change

(1)	Mr. Liu did receive an increase in salary in December 2008, as discussed further below under “Chief Executive Officer Compensation.”

(2)	Mr. Lee was promoted to Chief Operating Officer in August 2008 and was not an executive officer prior to such promotion.

(3)	Ms. Gong also earns sales commissions, which totaled $187,826 in fiscal 2007 and $237,447 in fiscal 2008.

The Compensation Committee approved these salaries based on the recommendations of Mr. Liu, in consultation with Compensia, and based on their own knowledge of compensation practices in the market. In addition, the determinations were based on the following factors:

•	In the case of Mr. Liu, no change to his salary was deemed necessary due to the planned CEO succession that was expected to occur at the end of calendar year 2008, as discussed further below under “Chief Executive Officer Compensation.”

•	In the case of Ms. Yin and Mr. Welles, it was determined that no change in salary was necessary because their current salaries had been set relatively recently.

•	Mr. Lee’s salary was determined in connection with his promotion to the position of Chief Operating Officer.

•	Ms. Gong’s salary increase was approved to reward her performance and to reflect her importance to Oplink’s sales efforts. In approving the salary increase, the Committee considered the cash commissions that Ms. Gong was expected to earn in fiscal 2009.

There were no grants of stock options or any other equity awards made to any of the Named Executive Officers during fiscal 2009. However, each of the Named Executive Officers had previous stock option grants that continued to vest during fiscal 2009. See below in the section entitled “Executive Compensation Tables.” Also, as discussed above, each of the Named Executive Officers received an award of restricted stock units in August 2009.

Chief Executive Officer Compensation

In December 2008, the Compensation Committee approved an increase in the salary of Joseph Liu, Oplink’s Chief Executive Officer, from $150,000 to $368,000 per year. The Committee did not make any changes to Mr. Liu’s compensation in August 2008 because at that time a planned CEO succession was set to take place at the end of calendar 2008. The planned succession involved Mr. Liu stepping down as CEO (but remaining on the Board) and Thomas P. Keegan, our then President, assuming the position of CEO. However, in November 2008, in light of the dramatic downturn in the economy and the difficult challenges facing Oplink and our industry, Mr. Liu agreed to stay on as CEO and the planned succession was canceled. Mr. Keegan left the Company and Mr. Liu assumed the position of President as well as CEO. The Compensation Committee determined that in light of Mr. Liu’s importance to Oplink and his agreement to remain as CEO, an increase in compensation was necessary. In addition, the Committee considered the fact that Mr. Liu’s current stock option grant (described further below) was extremely underwater, and thus had little or no actual, or intrinsic value. The exercise price for Mr. Liu’s stock option is $20.25, and the closing price of Oplink common stock on the date of approval of the salary increase was $6.79.

The Committee determined the salary amount based, in part, on the executive compensation report prepared by Compensia. The $368,000 salary was equal to the median CEO base salary for the Peer Group of companies included in Compensia’s report. Since Oplink does not have a bonus plan, this salary will also equal Mr. Liu’s total annual cash compensation, which remains well below the median target and actual annual cash compensation of $730,000 and $539,000, respectively, for the Peer Group of companies.

Mr. Liu’s compensation structure differs from the other Named Executive Officers in that his overall compensation mix is more heavily weighted towards equity compensation than the other Named Executive Officers. The Compensation Committee has tailored Mr. Liu’s compensation package to maximize his incentives for performance. The Committee believes, based on its experience and familiarity with Mr. Liu, that equity compensation provides Mr. Liu with greater performance incentives than does cash compensation, and therefore allocates more of Mr. Liu’s total compensation to equity awards than to cash. Even after the salary increase discussed above, Mr. Liu’s cash compensation is well below the market rate for chief executives of comparable companies.

Mr. Liu did not receive any stock option grant or other equity award during fiscal 2009. Before fiscal 2009, Mr. Liu’s most recent equity award was a stock option granted in June 2006 to purchase 700,000 shares of Oplink common stock. The exercise price for the stock option is $20.25 per share, and the option vests over four years. The stock option award, if fully exercised, would represent approximately 3.3% of the Company’s outstanding share capital. The Committee determined the size of Mr. Liu’s stock option award based on several factors. First, Mr. Liu had not received any equity awards since his award in October 2002 of an option to purchase 714,000 shares, which award was almost fully vested, and would vest completely by the end of October 2006. The Committee determined that a new option grant, with vesting restrictions, was necessary to provide Mr. Liu with sufficient retention and performance incentives. Second, as discussed above, the Committee has determined that it is desirable to allocate more of Mr. Liu’s total compensation to equity awards rather than cash compensation, to provide adequate retention and performance incentives for Mr. Liu and to align Mr. Liu’s interests more closely with those of the Company and its stockholders.

Due to the size of Mr. Liu’s stock option award in fiscal 2006 and the application of the stock option accounting rules referred to below under “Effect of Accounting and Tax Treatment on Compensation Decisions,” the dollar amount of Mr. Liu’s compensation set forth in the “Summary Compensation Table” below is much larger than the amounts for the other Named Executive Officers. For example, the total compensation disclosed below for Mr. Liu for fiscal 2009 is $1,894,515, which is more than three times the next highest compensation amount of $576,737 paid to Ms. Gong. However, over 85% of the compensation amount shown for Mr. Liu, or $1,626,430, was due to the amortization of expenses associated with Mr. Liu’s June 2006 stock option grant. Further, the $1,626,430 amount recognized for fiscal 2009 may overstate the cost to the Company and the value to Mr. Liu of the stock option, since the stock option is priced at $20.25 and was significantly “out of the money” during all of fiscal 2009. Since the financial statement cost of the stock option is calculated at the time of grant, it does not take into account later information. As such, the financial statement cost of Mr. Liu’s option remains high even though the option is “out of the money” and may have little or no actual, or intrinsic value.

Timing of Equity Awards

In October 2006, our board of directors adopted a Stock Option Granting Policy which sets forth the policy that option grants shall be approved only at quarterly meetings of the Compensation Committee held during the second month of each fiscal quarter. The Compensation Committee generally seeks to make equity awards for current executives once per year, in connection with its annual review of executive compensation.

Severance and Change in Control Arrangements

Each of our current Named Executive Officers is party to an Executive Corporate Event Agreement with Oplink. These agreements entitle the officers to certain payments and benefits in the event that their employment is terminated without “cause” or by the officer for “good reason” within 13 months after or 3 months prior to a change in control of Oplink. Details regarding the severance benefits payable, as well as the estimated value of these benefits, are discussed in “Potential Payments upon Termination or Change in Control” below.

We believe that these arrangements are an important element of compensation in attracting and retaining qualified executives that could have other job alternatives that may appear to them to be less risky absent these arrangements, particularly given the significant level of acquisition activity in our industry. All of the benefits payable to the officers are conditioned upon the occurrence of a “double trigger” event (meaning that there must be both a change of control of Oplink and a termination of employment). We believe this double trigger structure strikes an appropriate balance between the potential compensation payable and the recruitment and retention objectives described above. We also believe that, were Oplink to engage in discussions or negotiations relating to a corporate transaction that our Board deems in the interest of shareholders, these agreements would serve as an important tool in ensuring that our executive team remained focused on the consummation of the transaction, without significant distraction or concern relating to personal circumstances such as continued employment.

Effect of Accounting and Tax Treatment on Compensation Decisions

In the review and establishment of our compensation programs, we consider the anticipated accounting and tax implications to us and our executives. While we consider the applicable accounting and tax treatment, these factors alone do not determine our compensation programs, as we also consider the cash and non-cash impact of the programs and whether a program is consistent with our overall compensation philosophy and objectives.

All grants of stock options to our employees, including the Named Executive Officer, have exercise prices equal to or exceeding the fair market value of the underlying shares of common stock on the grant date. Effective July 1, 2005, we adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment” (“SFAS No. 123(R)”) under the modified prospective application method. SFAS No. 123(R) establishes accounting for stock-based awards exchanged for employee services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the award, and is recognized as expense over the employee requisite service period. We utilize the Black-Scholes option valuation model to estimate the grant-date fair value of employee stock compensation awards, which requires the input of highly subjective assumptions, including expected volatility and expected life. We charge the estimated fair value to earnings on a straight-line basis over the vesting period of the underlying awards, which is generally four years for our stock option awards.

Section 162(m) of the Internal Revenue Code imposes a limit on the amount of compensation that we may deduct in any one year with respect to our chief executive officer and each of our next four most highly compensated executive officers, unless certain specific and detailed criteria are satisfied. Performance-based compensation, as defined in the Internal Revenue Code, is fully deductible if the programs are approved by stockholders and meet other requirements. In general, we have determined that we will not seek to limit executive compensation so that it is deductible under Section 162(m). However, from time to time, we monitor whether it might be in our interests to structure our compensation programs to satisfy the requirements of Section 162(m). We seek to maintain flexibility in compensating our executives in a manner designed to promote our corporate goals and therefore our compensation committee has not adopted a policy requiring all compensation to be deductible. Our compensation committee will continue to assess the impact of Section 162(m) on our compensation practices and determine what further action, if any, is appropriate.

We have not provided any executive officer or director with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code. Section 280G and related Internal Revenue Code sections provide that executive officers, directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change in our control that exceeds certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax. Section 409A also imposes additional significant taxes in the event that an executive officer, director or service provider receives “deferred compensation” that does not meet the requirements of Section 409A. We structure our equity awards in a manner intended to comply with the applicable Section 409A requirements.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with Oplink’s management. Based upon the review and discussions noted above, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

The Compensation Committee

Chieh Chang (Chairman)
Leonard J. LeBlanc
Hua Lee

Executive Compensation Tables

Summary Compensation Table

The following table presents information concerning the total compensation of the Named Executive Officers for services rendered to the Company in all capacities for the fiscal year ended June 30, 2009 (and, for those officers that were Named Executive Officers during previous fiscal years, for those years as well).

					Non-Equity
	Fiscal				Incentive Plan	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Option Grants(2)	Compensation(3)	Compensation(4)	Total

Joseph Y. Liu	2009	$267,985	$4,600	$1,626,430	—	$10,362	$1,909,377
President and Chief	2008	$150,000	—	$1,626,430	—	$8,545	$1,784,975
Executive Officer	2007	$150,000	—	$1,791,528	—	$8,069	$1,949,597
Shirley Yin(4)	2009	$244,711	$3,125	$186,494	—	$694	$435,024
Chief Financial	2008	$221,115	—	$166,368	—	$675	$388,158
Officer
Peter Lee(5)	2009	$240,692	$2,500	$77,665	—	$5,348	$326,205
Chief Operating Officer
River Gong	2009	$193,846	$2,500	$84,655	$296,754	$7,059	$584,814
Senior Vice President,	2008	$160,865	—	$75,687	$237,447	$4,628	$478,627
Worldwide Sales	2007	$135,000	—	$84,702	$187,826	$4,966	$412,494
Stephen M. Welles(5)	2009	$244,711	$3,125	$110,510	—	$5,351	$363,697
Vice President, General Counsel and Secretary

(1)	These amounts represent a discretionary bonus paid to all U.S. employees in July 2009 equal to 5% of the employee’s base pay for the Company’s fourth fiscal quarter.

(2)	These amounts do not represent income that the named individual received during the fiscal year, or may receive in any future year. Rather, these amounts represent the amortization expense of stock option related compensation that we recognized in fiscal 2009, in accordance with Statement of Financial Accounting Standards No. 123, as revised, “Share-Based Payment”, or SFAS No. 123(R). For purposes of this disclosure we ignore the adjustments we make for forfeiture assumptions to the aggregate expense we recognize. These amounts include the amortization expense relating to stock options granted during fiscal 2009, as well as to grants made in prior fiscal years. The exercise prices of the stock option grants were equal to the closing prices of our common stock as reported on NASDAQ on the respective grant dates.

(3)	These amounts reflect commission pay.

(4)	These amounts reflect group life insurance and health benefit plan premiums we paid for the benefit of the respective officer. These benefits are generally made available on a non-discriminatory basis to all of our U.S. employees. None of our officers has received any benefit that individually exceeded $25,000 or 10% of the officer’s total compensation.

(5)	Ms. Yin was not an executive officer of the Company during fiscal 2007.

(6)	Mr. Lee and Mr. Welles were not executive officers of the Company during fiscal 2007 or 2008.

Grants of Plan-Based Awards

There were no grants of stock options or other plan-based awards to any of the Named Executive Officers during the fiscal year ended June 30, 2009.

Outstanding Equity Awards at Fiscal Year-End

The following table presents certain information concerning equity awards held by the Named Executive Officers at the end of the fiscal year ended June 30, 2009.

	Option Awards
	Number of Shares	Number of Shares
	Underlying	Underlying
	Unexercised Options	Unexercised Options	Option Exercise	Option Expiration
Name	Exercisable(1)	Unexercisable	Price	Date

Joseph Liu	386,904	0	$4.64	11/01/2012
	327,381	0	$5.46	11/01/2012
	525,000	175,000	$20.25	06/02/2016

Total	1,239,285	175,000
Shirley Yin	5,714	0	$35.00	07/12/2010
	13,094	0	$12.60	10/18/2014
	1,812	0	$10.01	05/05/2015
	10,312	4,688	$19.70	09/13/2016
	23,957	26,043	$13.12	08/23/2017
	12,500	37,500	$10.09	05/07/2018

Total	67,389	68,231
Peter Lee	2,285	0	$42.00	08/18/2010
	500	0	$18.38	04/05/2011
	15,733	0	$13.30	09/03/2013
	13,883	0	$12.60	10/18/2014
	6,875	3,125	$19.70	09/13/2016
	6,250	5,750	$17.79	05/09/2017
	5,416	14,584	$10.09	05/07/2018

Total	50,942	23,459
River Gong	5,000	0	$5.25	01/14/2010
	17,857	0	$18.38	04/05/2011
	28,570	0	$4.62	09/28/2011
	28,570	0	$13.30	09/03/2013
	11,428	0	$10.01	05/05/2015
	14,166	5,834	$14.50	08/01/2016
	4,583	5,417	$13.12	08/23/2017
	5,000	15,000	$10.09	05/07/2018

Total	115,174	26,251
Stephen Welles	27,082	72,918	$10.09	05/07/2018

(1)	Twenty-five percent of the shares subject to each option grant shown here vest one year after the vesting commencement date, and the remainder vest monthly over the following thirty-six months.

Option Exercises During Fiscal Year

There were no option exercises by any of the Named Executive Officers during the fiscal year ended June 30, 2009.

Potential Payments Upon Termination or Change-in-Control

Each of our current Named Executive Officers is party to an Executive Corporate Event Agreement (“Change of Control Agreement”) with Oplink. These agreements entitle the officers to certain payments and benefits in the event that their employment is terminated without “cause” or by the officer for “good reason” within 13 months after or 3 months prior to a change in control of Oplink, as further described below. Mr. Liu’s Change of Control Agreement was entered into in March 2003, and the Change of Control Agreements for Ms. Yin, Mr. Lee, Ms. Gong and Mr. Welles were entered into in September 2008.

“Double Trigger” Severance Benefits

The Change of Control Agreements entitle the officers to certain benefits in the event that their employment terminates as the result of an “Involuntary Termination Without Cause” or a “Voluntary Termination With Good Reason,” and such termination occurs within the period beginning three (3) months prior to and ending thirteen (13) months following a “Corporate Event.”

Definitions

A “Corporate Event” means a change of control of Oplink, and includes:

•	a sale of all or substantially all of Oplink’s assets;

•	a merger of Oplink with another corporation, after which merger the Oplink stockholders own less than fifty percent (50%) of the voting stock of the surviving corporation;

•	an acquisition by any third party of at least fifty percent (50%) of the voting stock of Oplink;

•	a “going private” transaction in which (1) any person, entity or group obtains all of the outstanding common stock of Oplink, (2) the other stockholders of Oplink receive cash, debt or preferred stock in exchange for their shares of common stock of Oplink, and (3) as a result of such transaction, Oplink will no longer be subject to the ongoing reporting requirements of the Exchange Act; and

•	a change in our Board of Directors such that the current members of the Board cease to constitute at least fifty percent (50%) of our board of directors (unless approved by the current Board).

“Involuntary Termination Without Cause” means the involuntary termination of the officer’s employment for reasons other than:

•	any intentional act of fraud, embezzlement or misappropriation of Oplink’s property by the officer which has a materially adverse impact on the business or affairs of Oplink;

•	any intentional unauthorized use or disclosure by the officer of confidential information or trade secrets of Oplink; or

•	any other intentional misconduct by the officer which has a materially adverse impact on the business or affairs of Oplink.

If Oplink intends to terminate the officer for “cause” based on one of the reasons listed above, it must provide the officer with thirty (30) days written notice and the opportunity to correct his or her conduct if such conduct can be corrected during the notice period.

“Voluntary Termination With Good Reason” means the officer’s voluntary resignation within sixty (60) days following the initial occurrence of any of the following actions without the officer’s consent:

•	the material reduction in the officer’s authorities, duties, or responsibilities as an Oplink employee as in effect prior to such reduction (but not merely a change in title or reporting relationships);

•	a reduction in the officer’s base compensation of more than ten percent (10%); or

•	the relocation of the officer’s place of employment to a location more than fifty (50) miles away from the officer’s current location.

The officer must assert any termination for Good Reason by written notice no later than twenty (20) days following the initial existence of the event giving rise to Good Reason, after which Oplink has thirty (30) days to rescind or correct the matter giving rise to Good Reason.

Severance Benefits

If an officer’s employment is terminated as the result of an “Involuntary Termination Without Cause” or a “Voluntary Termination With Good Reason” during the period beginning three (3) months prior to and ending thirteen (13) months following a “Corporate Event” (each as defined above) then, subject to signing a release of claims in favor of the Company, the officer shall be entitled to the following benefits:

•	A lump sum cash severance payment equal to:

○	in the case of Mr. Liu, $300,000;

○	in the case of Ms. Yin, Mr. Lee and Mr. Welles, one (1) year’s annual base salary; and

○	in the case of Ms. Gong, one (1) year’s annual base salary plus an amount equal to the total sales commissions earned by Ms. Gong in the previous fiscal year;

•	The vesting of the officer’s outstanding equity awards will be accelerated, as follows:

○	in the case of Mr. Liu, Ms. Yin and Mr. Welles, all outstanding equity awards will vest in full; and

○	in the case of Ms. Gong and Mr. Lee, the unvested portion of equity awards that would normally vest over the next twelve (12) months will become vested;

•	The officer will have two (2) years following the date of his or her termination in which to exercise any outstanding stock options or other similar rights to acquire Oplink stock.

•	Oplink will pay the premiums for group health plan continuation coverage (i.e., medical, dental and vision insurance) under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), for the officer and his or her eligible dependents for up to twelve (12) months following the officer’s employment termination date (the “COBRA Premiums”), provided that the officer timely elects continued group health coverage under COBRA and otherwise qualifies for continued coverage.

The following table shows the estimated value of the payments to each Named Executive Officer assuming the occurrence of a “double trigger” termination on the last day of our 2009 fiscal year. Payment of the amounts below requires both a change in control of Oplink and a qualified termination of employment, as described above.

			Acceleration of Stock Option Vesting
			Number of Shares	Value Realized
			Subject to	on Accelerated
	Severance	COBRA	Accelerated	Vesting of Stock
Name	Payment(1)	Premiums(2)	Vesting	Options(3)

Joseph Liu	$300,000	$14,261	175,000	$0
Shirley Yin	$250,000	$0	68,231	$51,750
Peter Lee	$250,000	$739	10,500	$6,900
River Gong	$496,754	$10,298	12,916	$7,474
Stephen Welles	$250,000	$6,548	72,918	$100,627

(1)	Reflects estimated pre-tax, absolute dollar amounts for severance payments to each Named Executive Officer. In the case of Mr. Liu, the payment amount is set forth in his agreement. In the case of Ms. Yin, Mr. Lee and Mr. Welles, the amounts are equal to their regular annual base salaries in effect at the end of our 2009 fiscal year. In the case of Ms. Gong, the amount is equal to her annual base salary in effect at the end of the fiscal year plus the $296,754 she earned in sales commissions during fiscal 2009.

(2)	Includes aggregate incremental costs for continuation of medical benefits as assumed for financial reporting purposes, assuming we are able to continue benefits coverage for each Named Executive Officer at the level of coverage in place at the end of fiscal 2009. Ms. Yin does not participate in our health plans, and therefore would not be entitled to elect to receive continuation coverage benefits.

(3)	Reflects the value of stock option awards subject to acceleration of vesting based on the difference between the actual exercise price of each award and our fiscal year-end closing stock price of $11.47 per share.

Term

The Change of Control Agreements entered into with Ms. Yin, Mr. Lee, Ms. Gong and Mr. Welles in September 2008 each have terms of three (3) years, and will expire in September 2011, unless renewed or replaced by new agreements. However, if a Corporate Event occurs prior to the end of the three-year term, the Change of Control Agreements will be extended until thirteen (13) months following the Corporate Event, and if an officer becomes entitled to benefits under the agreement, the agreement will be further extended until all benefits have been paid to the officer. Mr. Liu’s agreement, entered into in March 2003, does not have a set term.

Excise Tax

In the event that the severance payments and other benefits payable to an officer under the Change of Control Agreement constitute “parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended (the “U.S. Tax Code”), and would be subject to the applicable excise tax, then the officer’s severance benefits will be either (i) delivered in full or (ii) delivered to such lesser extent which would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by the officer on an after-tax basis of the greatest amount of benefits.

409A Compliance

The Change of Control Agreements contain additional provisions which are intended to ensure that the Change of Control Agreements comply with and will be administered in accordance with Section 409A of the U.S. Tax Code.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ending June 30, 2009, no executive officer of the Company served as a member of the board of directors or compensation committee of any other entity that had one or more executive officers serving as a member of our Board of Directors or our Compensation Committee.

Equity Compensation Plan Information

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of June 30, 2009.

	(a)	(b)	(c)
	Number of	Weighted-	Number of
	Securities to be	Average	Securities
	Issued upon	Exercise	Remaining
	Exercise of	Price of	Available for
	Outstanding	Outstanding	Future Issuance
	Options, Warrants	Options, Warrants	Under Equity
Plan Category	and Rights	and Rights	Compensation Plans*

Equity compensation plans approved by security holders
2000 Equity Incentive Plan	3,795,130	$14.06	1,876,918
2000 Employee Stock Purchase Plan	—	—	1,878,185

Total shareholder approved plans	3,795,130	$14.06	3,755,103
Equity compensation plans not approved by security holders	—	—	—
Total all plans	3,795,130	$14.06	3,755,103

*	Excludes the securities reflected in column (a).

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the Company’s knowledge, the following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of September 18, 2009, the record date for the annual meeting, by (1) each person or entity who is known by the Company to own beneficially more than 5% of the Company’s common stock, (2) each of the Company’s directors and nominees for director, (3) each of the Company’s Named Executive Officers and (4) all of the Company’s current directors and executive officers as a group.

Except as indicated, the address of the beneficial owners is c/o Oplink Communications, Inc., 46335 Landing Parkway, Fremont, California 94538. Information related to holders of more than 5% of the Company’s common stock was obtained from filings with the SEC made by stockholders under the Exchange Act. Pursuant to Rule 13d-3 of the Exchange Act, shares are deemed to be beneficially owned by a person on a particular date if that person has the right to acquire shares (for example, upon exercise of an option) within sixty (60) days of that date. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of such acquisition rights. As of September 18, 2009, there were 20,641,971 shares of Oplink common stock outstanding.

	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares	Percent of Total

5% Stockholders
Dimensional Fund Advisors LP	1,650,173	8.0%
6300 Bee Cave Road
Austin, TX 78746
Royce & Associates, LLC	1,190,847	5.8%
1414 Avenue of the Americas
New York, NY 10019
Directors and Executive Officers
Joseph Y. Liu(1)	1,357,333	6.2%
Chieh Chang(2)	542,055	2.6%
Shirley Yin(3)	81,450	*
River Gong(4)	74,058	*
Peter Lee(5)	64,293	*
Leonard J. LeBlanc(6)	47,426	*
Jesse W. Jack(7)	44,783	*
Stephen M. Welles(8)	39,610	*
Hua Lee(9)	35,713	*
All executive officers and directors as a group (9 persons)(10)	2,283,096	10.7%

*	Less than one percent.

(1)	Includes 1,312,201 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009.

(2)	Includes 40,855 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009 and 489,200 shares held in the Chieh and Lily Chang Trust, for which Mr. and Mrs. Chang serve as trustees.

(3)	Includes 74,159 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009.

(4)	Includes 23,713 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009.

(5)	Includes 55,315 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009.

(6)	Includes 38,426 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009.

(7)	Includes 32,712 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009.

(8)	Includes 37,499 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009.

(9)	Includes 23,713 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009.

(10)	Includes 1,682,972 shares issuable upon the exercise of options that will be exercisable within sixty (60) days of September 18, 2009.

RELATED PARTY TRANSACTIONS

The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s Bylaws. Reference is also made to the employment agreements, termination of employment and change-in-control arrangements described under “Executive Compensation” in this proxy statement.

The Company believes that each of the foregoing transactions were in the best interests of the Company and its stockholders. As a matter of policy all future transactions between the Company and any of its officers, directors or principal stockholders will be ratified or approved by a majority of the independent and disinterested members of the Board of Directors. Furthermore, the transactions will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be in connection with a bona fide business purpose.

PERFORMANCE MEASUREMENT COMPARISON

This information in this section including the graph appearing below is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The graph below compares the cumulative total stockholder return on our common stock with the cumulative total return on the NASDAQ Composite and the NASDAQ Telecommunications Index for each of the last five fiscal years ended June 30, assuming an investment of $100 at the beginning of such period and the reinvestment of any dividends. The comparisons in the graphs below are based upon historical data and are not indicative of, nor intended to forecast, future performance of our common stock.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for oversight of the integrity of the Company’s financial statements, its internal accounting and financial controls, its compliance with legal and regulatory requirements, the organization and performance of its internal audit function and the qualifications, independence and performance of its independent registered public accounting firm.

The management of the Company is responsible for establishing and maintaining internal controls and for preparing the Company’s consolidated financial statements. The Company’s independent registered public accounting firm, Burr, Pilger & Mayer LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States. It is the responsibility of the Audit Committee to oversee these activities.

In this context, the Audit Committee hereby reports as follows:

1. The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management and with Burr, Pilger & Mayer LLP, the Company’s independent registered public accounting firm.

2. The Audit Committee has discussed with Burr, Pilger & Mayer LLP the matters required to be discussed by the Statement on Auditing Standards No. 61 (required communications with audit committees), as adopted by the Public Company Accounting Oversight Board (PCAOB).

3. The Audit Committee has received the written disclosures and the letter from Burr, Pilger & Mayer LLP required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with Burr, Pilger & Mayer LLP their independence.

4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2009, for filing with the SEC.

The Audit Committee

Leonard J. LeBlanc (Chairman)
Chieh Chang
Jesse W. Jack

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm for Fiscal 2010

The Audit Committee has selected Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2010, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Burr, Pilger & Mayer LLP performed the audit of our financial statements for the fiscal years ended June 30, 2009 and June 30, 2008. Representatives of Burr, Pilger & Mayer LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Burr, Pilger & Mayer LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firms’ Fees

The following table represents aggregate fees billed to the Company by Burr, Pilger & Mayer LLP for the fiscal years ended June 30, 2009 and June 30, 2008.

	Fiscal Year Ended June 30
	2009	2008(1)

Audit Fees
Audit of consolidated financial statements and review of interim financial statements and SEC filings	$852,435	$1,333,420
All Other Fees
Due diligence related to merger and acquisitions, accounting consultations in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards	7,700	1,100
Total Fees	$860,135	$1,334,520

(1)	The higher fee amounts for fiscal 2008 are largely due to additional audit and review work required as a result of the Company’s acquisition of OCP.

All of the fees described above were pre-approved by the Audit Committee. The Audit Committee has determined the rendering of all other non-audit services by Burr, Pilger & Mayer LLP is compatible with maintaining their independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. Pre-approval is provided as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. Mr. LeBlanc, the chairman of the Audit Committee, has also been authorized to pre-approve non-audit services, provided that any such approvals must be reported to the full Audit Committee at its next scheduled meeting.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Burr, Pilger & Mayer LLP. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

OUR BOARD, ON BEHALF OF THE AUDIT COMMITTEE, RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BURR, PILGER & MAYER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2010.

PROPOSAL 3

APPROVAL OF THE 2009 EQUITY INCENTIVE PLAN

The stockholders are being asked to approve a new 2009 Equity Incentive Plan (the “2009 Plan”). The Board has adopted the 2009 Plan, but the plan will not become effective until it is approved by the stockholders at the upcoming Annual Meeting.

The 2009 Plan will replace our current 2000 Equity Incentive Plan (the “2000 Plan”), which is scheduled to expire in July 2010. If the 2009 Plan is approved by stockholders and becomes effective, the 2000 Plan will terminate immediately, notwithstanding the July 2010 expiration, and no further awards will be granted under it. However, the 2000 Plan will continue to govern awards previously granted under that plan. Without stockholder approval of the 2009 Plan, upon expiration of the 2000 Plan in July 2010, the Company would have no equity incentive plan under which it may grant future equity awards. The Board has determined that it is in the best interests of the Company and its stockholders to have an equity incentive plan and is asking the Company’s stockholders to approve the 2009 Plan.

The 2009 Plan’s share reserve which the stockholders will be asked to approve is 2,500,000 shares. As of the date of this proxy statement, a total of 1,405,591 additional shares are available for grant under the 2000 Plan. If the 2009 Plan is approved, the share reserve under the 2000 Plan will be extinguished. Therefore, the net increase in shares available to the Company for equity award grants if the 2009 Plan is approved would be 1,094,409.

The Board believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company. The Board expects that the 2009 Plan will be an important factor in attracting, retaining and rewarding the high caliber employees’ essential to our success and in providing incentive to these individuals to promote the success of the Company.

The 2009 Plan is also designed to allow the Company to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain awards granted under the 2009 Plan. Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. However, certain types of compensation, including performance-based compensation, are generally excluded from this deductibility limit. To enable compensation in connection with stock options, stock appreciation rights and certain restricted stock grants, restricted stock units, performance shares and performance units awarded under the 2009 Plan to qualify as “performance-based” within the meaning of Code Section 162(m) (“Section 162(m)”), the 2009 Plan limits the sizes of such awards as further described below. By approving the 2009 Plan, the stockholders will be approving, among other things, eligibility requirements for participation in the 2009 Plan, performance measures upon which specific performance goals applicable to certain awards would be based, limits on the numbers of shares or compensation that could be made to participants, and the other material terms of the awards described below.

Summary of Changes in the 2009 Plan from the 2000 Plan

The following is a summary of some of the differences between the 2009 Plan and the 2000 Plan. This comparative summary is qualified in its entirety by reference to the 2009 Plan itself set forth in Appendix A.

•	In addition to stock options and grants of restricted stock and restricted stock units, the 2009 Plan provides for the grant of stock appreciation rights, performance units, and performance shares.

•	The Company recognizes that “evergreen” provisions have the potential for built-in dilution to stockholder value. Therefore to address potential stockholder concerns, the “evergreen” provision which provided for an automatic annual increase in the number of shares available under the 2000 Plan is being eliminated under the 2009 Plan.

•	The Company recognizes that depleting the 2009 Plan’s share reserve by granting awards with an exercise price that is less than the fair market value of the Company’s common stock on the date of grant potentially makes the 2009 Plan more costly to its stockholders. Accordingly, in order to address potential stockholder concerns, each award granted with an exercise price that is less than fair market value will count against the 2009 Plan’s share reserve as 1.3 shares for every one share subject to such award.

•	The 2009 Plan will prohibit repricings of options and stock appreciation rights unless stockholder approval is obtained. Accordingly under the 2009 Plan, an award can neither be (i) amended to reduce the exercise price of such award nor (ii) cancelled in exchange for cash or other awards with an exercise price that is less than the exercise price of the original award without stockholder approval.

•	The maximum term of a stock option and stock appreciation right under the 2009 Plan will be 7 years and the 2009 Plan will permit the exercise of a stock option through “net exercise,” where the Company will only issue the net shares representing the gain of an exercised stock option.

•	The 2009 Plan will prohibit the right of the Administrator (as defined below) to determine and implement the terms and conditions of any program that would permit participants to transfer for value any outstanding awards to a financial institution or any other person without stockholder approval.

•	The 2009 Plan has been drafted to include limitations to the number of shares that may be granted on an annual basis through individual awards. Additionally, specific performance criteria have been added to the 2009 Plan so that the Administrator (as defined herein) may establish performance objectives upon achievement of which certain awards will vest or be issued, which in turn will allow the Company to receive income tax deductions under Section 162(m).

Summary of the 2009 Plan

The following is a summary of the principal features of the 2009 Plan and its operation. The summary is qualified in its entirety by reference to the 2009 Plan as set forth in Appendix A.

General

The purposes of the 2009 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide incentives to individuals who perform services to the Company, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and performance units.

Authorized Shares

The requested 2009 Plan share reserve is 2,500,000 shares. Also added to the share reserve under the 2009 Plan will be shares subject to awards that were outstanding under the 2000 Plan as of the end of our last fiscal year that expire or otherwise terminate without having been exercised in full, or are forfeited to or repurchased by the Company. At June 30, 2009, the end of our last fiscal year, the outstanding awards under the 2000 Plan consisted only of stock options to purchase 3,795,130 shares with a weighted average exercise price of $14.06 per share and a weighted average remaining term of 6.1 years. There were no other awards outstanding under the 2000 Plan as of fiscal year end. If any award granted under the 2009 Plan expires, lapses or becomes unexercisable without having been exercised in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company due to failure to vest, any such shares that are reacquired or subject to such a terminated award will again become available for issuance under the 2009 Plan.

Shares subject to awards of restricted stock, restricted stock units, performance shares and performance units (collectively, “Full Value Awards”) will count against the 2009 Plan’s share reserve as 1.3 shares for each share subject to such award. If shares acquired pursuant to Full Value Awards are forfeited or repurchased by the Company and would otherwise return to the share reserve as described above, then 1.3 times the number of shares forfeited or repurchased will return to the share reserve.

Upon the exercise of a stock appreciation right settled in shares, the gross number of shares covered by the portion of the award exercised will cease to be available under the 2009 Plan. If shares issued pursuant to restricted stock, restricted stock units, performance shares or performance units are repurchased by or forfeited to the Company due to failure to vest, such shares will become available for future grant under the 2009 Plan. Shares used to pay the exercise price or purchase price of an award and/or to satisfy the tax withholding obligations of an award will not remain available for issuance under the 2009 Plan. Payment of cash rather than shares pursuant to an award will not result in reducing the number of shares available for issuance under the 2009 Plan.

Adjustments to Shares Subject to the 2009 Plan

In the event of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of shares or other securities of the Company, or other change in the corporate structure affecting the Company’s common stock, the Administrator (as defined below), in order to prevent diminution or enlargement of the benefits or potential benefits intended to be available under the 2009 Plan, will adjust the number and class of shares that may be delivered under the 2009 Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and the award grant limitations.

Administration

The 2009 Plan will be administered by the Board’s Compensation Committee. The members of the Compensation Committee qualify as “non-employee directors” under Rule 16b-3 of the Securities Exchange Act of 1934 (permitting awards granted to insiders to be exempt from Section 16 of such Act) and qualify as “outside directors” within the meaning of Section 162(m) (permitting certain awards to qualify for the performance-based compensation exemption under Section 162(m)).

Subject to the terms of the 2009 Plan, the Compensation Committee, as administrator of the plan, the (“Administrator”), has the sole discretion to select the employees, consultants, and directors who will receive awards, to determine the terms and conditions of awards, to modify or amend each award (subject to the restrictions of the 2009 Plan), including to accelerate vesting or waive forfeiture restrictions, and to interpret the provisions of the 2009 Plan and outstanding awards. Subject to adjustments made pursuant to the 2009 Plan and notwithstanding anything to the contrary in the 2009 Plan, in no event will the Administrator have the right to amend the terms of any award to reduce the exercise price of such outstanding award or cancel an outstanding award in exchange for cash or other awards with an exercise price that is less than the exercise price of the original award without stockholder approval. The Administrator may allow a participant to defer the receipt of payment of cash or delivery of shares that otherwise would be due to such participant. The Administrator may make rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws and may make all other determines deemed necessary or advisable for administering the 2009 Plan.

Eligibility

Awards may be granted to employees, directors and consultants of the Company and employees and consultants of any affiliate of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of

September 18, 2009, the Company had approximately 2,250 employees, five named executive officers, four non-employee directors and nine consultants, each of whom would be eligible to participate in the 2009 Plan.

Stock Options

Each option granted under the 2009 Plan will be evidenced by a written agreement between the Company and a participant specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the 2009 Plan.

The exercise price per share of each option may not be less than the fair market value of a share of on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. Generally, the fair market value of the common stock is the closing sales price per share on the date of grant as quoted on the Nasdaq Stock Market. On September 18, 2009, the closing price of the Company’s common stock on the Nasdaq Stock Market was $13.86 per share.

The 2009 Plan provides that the option exercise price may be paid, as determined by the Administrator, in cash, by check, by tender of shares having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the option (a “cashless exercise”), by a net exercise, by a reduction in any Company liability to the participant, by any combination of the foregoing, or by such other consideration and method of payment for the issuance of shares to the extent permitted by applicable laws. An option will be deemed exercised when the Company receives the notice of exercise and full payment for the shares to be exercised, together with applicable tax withholdings.

Options will be exercisable at such times or under such conditions as determined by the Administrator and set forth in the award agreement. The maximum term of an option will be specified in the award agreement, provided that options will have a maximum term of 7 years, and provided further that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding 5 years.

The Administrator will determine and specify in each written award agreement, and solely in its discretion, the period of post-termination exercise applicable to each option. In the absence of such a determination by the Administrator, the participant generally will be able to exercise his or her option for (i) 3 months following his or her termination for reasons other than death or disability, and (ii) 12 months following his or her termination due to death or disability. An award agreement may also provide that if exercising an option following termination of a participant’s service (other than upon death or disability) would result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended (“Section 16(b)”), then the option will terminate 10 days after the last date on which exercise would result in liability under Section 16(b). An award agreement may also provide that if exercising an option following termination of a participant’s service (other than upon death or disability) would be prohibited solely due to a violation of registration requirements under the Securities Act of 1933, as amended, then the option will terminate 3 months after the date on which exercising the option would not violate such registration requirements. However, in no event can an option be exercised after the expiration of the term of the option.

Stock Appreciation Rights

A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of Company common stock between the date of grant of the award and the date of its exercise. Each stock appreciation right granted under the 2009 Plan will be evidenced by a written agreement between the Company and the participant specifying the exercise price and the other terms and conditions of the award, consistent with the requirements of the 2009 Plan.

The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant. The Company may pay the appreciation in cash, in shares, or in some combination thereof. The term of a stock appreciation right will be no more than 7 years from the date of grant. A stock appreciation right will be deemed exercised when the Company receives the notice of exercise and full payment for the shares to be exercised, together with applicable tax withholdings. Additionally, the terms and conditions relating to the period of post-termination exercise with respect to options described above also apply to stock appreciation rights.

Restricted Stock Awards

Awards of restricted stock are rights to acquire or purchase shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Each restricted stock award granted will be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the 2009 Plan. Restricted stock awards may be subject to vesting conditions as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed prior to the participant’s termination of service.

Participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award. The Administrator may, in its sole discretion, reduce or waive any restrictions and may accelerate the time at which any restrictions will lapse or be removed.

Restricted Stock Units

The Administrator may grant restricted stock units which represent a right to receive shares at a future date as set forth in the participant’s award agreement. Each restricted stock unit granted under the 2009 Plan will be evidenced by a written agreement between the Company and the participant specifying the number of shares subject to the award and other terms and conditions of the award, consistent with the requirements of the 2009 Plan. Restricted stock units will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Earned restricted stock units will be paid, in the sole discretion of the Administrator, in the form of cash, shares, or in a combination thereof. The Administrator may establish vesting criteria in its discretion, which may be based on company-wide, divisional or individual goals, or any other basis and which may include the performance goals listed below, and which, depending on the extent to which they are met, will determine the number of restricted stock units to be paid out to participants.

After the grant of a restricted stock unit award, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed. A participant will forfeit any unearned restricted stock units as of the date set forth in the award agreement.

Performance Units and Performance Shares

Performance units and performance shares may also be granted under the 2009 Plan. Each award of performance shares or units granted under the 2009 Plan will be evidenced by a written agreement between the Company and the participant specifying the performance period and other terms and conditions of the award, consistent with the requirements of the 2009 Plan. Performance units and performance shares will result in a payment to a participant only if the performance goals or other vesting criteria the Administrator may establish are achieved or the awards otherwise vest. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, shares, or in a combination thereof. The Administrator may establish performance objectives in its discretion, which may be based on company-wide, divisional or individual goals, applicable federal or state securities laws, or any other basis and which may include the performance goals listed below, and which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants.

After the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares and accelerate the time at which any restrictions will lapse or be removed. Performance units will have an initial value established by the Administrator on or before the date of grant. Performance shares will have an initial value equal to the fair market value of a share on the grant date. A participant will forfeit any performance shares or units that are unearned or unvested as of the date set forth in the award agreement.

Performance Goals

Awards of restricted stock, restricted stock units, performance shares, performance units and other incentives under the 2009 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Code Section 162(m) and may provide for a targeted level or levels of achievement including: attainment of research and development milestones, business divestitures and acquisitions, cash flow, cash position, contract awards or backlog, customer renewals, customer retention rates from an acquired company, business unit or division, earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings), earnings per share, expenses, gross margin, growth in stockholder value relative to the moving average of the S&P 500 Index or another index, market share, net income, net profit, net sales, new product development, new product invention or innovation, operating cash flow, operating expenses, operating income, operating margin, overhead or other expense reduction, product defect measures, product release timelines, productivity, profit, return on assets, return on capital, return on equity, return on investment, return on sales, revenue, revenue growth, sales results, sales growth, stock price, time to market, total stockholder return, and working capital. The performance goals may differ from participant to participant and from award to award, may be used to measure the performance of the Company as a whole or a business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. Any criteria used may be measured in absolute terms or in terms of growth, compared to other companies, measured against the market as a whole or and/or according to applicable market indices, measured against the Company as a whole or a segment of the Company, and/or measured on a pre-tax or post-tax basis, if applicable. In establishing the performance goals, the Administrator will determine whether to determine such goal in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or to exclude any items otherwise includable under GAAP.

To the extent necessary to comply with the performance-based compensation provisions of Code Section 162(m), with respect to any award granted subject to performance goals, within the first 25% of the performance period, but in no event more than ninety days following the commencement of any performance period (or such other time as may be required or permitted by Code Section 162(m)), the Administrator will, in writing: (i) designate one or more participants to whom an award will be made, (ii) select the performance goals applicable to the performance period, (iii) establish the performance goals, and amounts of such awards, as applicable, which may be earned for such performance period, and (iv) specify the relationship between performance goals and the amounts of such awards, as applicable, to be earned by each participant for such performance period. Following the completion of each performance period, the Administrator will certify in writing whether the applicable performance goals have been achieved for such performance period. In determining the amounts earned by a participant, the Administrator may reduce or eliminate (but not increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the performance period. A participant will be eligible to receive payment pursuant to an award for a performance period only if the performance goals for such period are achieved.

Individual Award Limitations

The 2009 Plan contains annual grant limits intended to satisfy Section 162(m). Specifically, the maximum number of shares which could be issued to any one individual in any fiscal year (i) pursuant to options is 1,000,000 shares, (ii) pursuant to stock appreciation rights is 1,000,000 shares, (iii) pursuant to restricted stock is 300,000 shares, (iv) pursuant to restricted stock units is 300,000 shares, and (iv) pursuant to performance shares is 300,000 shares, and (v) the maximum dollar value which could be issued to any one individual in any fiscal year pursuant to the grant of performance units is $3,000,000.

The Administrator will adjust the share limitations of (i)-(iv) in the above paragraph in the event of any adjustment to the Company’s shares discussed above under “Adjustments to Shares Subject to the 2009 Plan.”

Transferability of Awards

Awards granted under the 2009 Plan generally are not transferable, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Dissolution or Liquidation

In the event of the Company’s proposed dissolution or liquidation, the Administrator will notify each participant in writing as soon as practicable prior to the effective date of such proposed transaction. An award will terminate immediately prior to consummation of such proposed action to the extent the award has not been previously exercised.

Change in Control

The 2009 Plan provides that, in the event of a merger or our “change in control” (as defined in the 2009 Plan), the Administrator will have authority to determine the treatment of outstanding awards, including, without limitation, that:

•	awards be assumed or substantially equivalent award substituted by the acquiring or succeeding corporation or its affiliate;

•	awards will terminate upon or immediately prior to consummation of such transaction, upon providing written notice to the participant;

•	outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon such transaction and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of the transaction;

•	an award may terminate in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon exercise of the award or realization of the participant’s rights as of the date of the transaction, or an award may be replaced with other rights or property selected by the Administrator in its sole discretion; or

•	any combination of the foregoing.

If the successor corporation does not assume or substitute outstanding awards, the options and stock appreciation rights will become fully vested and exercisable, all restrictions on restricted stock, restricted stock units, performance shares and performance units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met. The Administrator will not be required to treat all outstanding awards the same in the transaction. In addition, if an option or stock appreciation right is not assumed or substituted for in the event of a change in control, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

Termination or Amendment

The 2009 Plan will automatically terminate 10 years from the date of its adoption by the Administrator, unless terminated at an earlier time by the Administrator. The Administrator may terminate or amend the 2009 Plan at any time, provided that no amendment may be made without stockholder approval to the extent approval is necessary or desirable to comply with any applicable laws. No termination or amendment may impair the rights of any participant unless mutually agreed otherwise between the participant and the Administrator.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2009 Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock Awards

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Performance Shares and Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain new requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2009 Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an award under the 2009 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.

Participation in Plan Benefits

As stated above, awards may be granted to employees, directors and consultants of the Company and employees and consultants of any affiliate of the Company. The number of awards that an employee, director or consultant may receive under the 2009 Plan is in the discretion of the Administrator and therefore cannot be determined in advance.

During our last fiscal year, we granted stock options under the 2000 Stock Plan to purchase a total of 343,040 shares of stock. The average exercise price for these options is $12.71 per share. All of these stock options were granted to Company employees that were not executive officers. None of the Chief Executive Officer, the Chief Financial Officer or any other executive officer of the Company received any stock option or other award under the 2000 Plan during the last fiscal year. For a summary of stock options granted to executive officers in prior fiscal years, see the table above in the sub-section entitled “Outstanding Equity Awards at Fiscal Year-End” in the “Executive Compensation” section of this proxy statement. Non-executive directors of the Company did not receive any stock options during our last fiscal year, but did each receive an award of 4,000 shares of stock under the 2000

Plan (for a total of 16,000 shares), which shares were fully vested on the grate date. No awards were granted during the last fiscal year to any consultant. The following table summarizes the foregoing:

Value of
	Number of	Average per	Shares of	Stock
	Stock Options	Share Exercise	Stock	Award on
Name of Individual or Group	Awarded	Price	Awarded	Grant Date

Joseph Liu	—	—	—	—
Shirley Yin	—	—	—	—
Peter Lee	—	—	—	—
River Gong	—	—	—	—
Stephen Welles	—	—	—	—
All executive officers, as a group	—	—	—	—
All directors who are not executive officers, as a group	—	—	16,000	$222,720
All employees who are not executive officers, as a group	343,040	$12.71	—	—

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares of the Company common stock present in person or represented by proxy and voting on the matter is required to approve the adoption of the 2009 Plan. The Board of Directors believes that the adoption of the 2009 Plan is in the best interests of the Company and its stockholders for the reasons stated above.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADOPTION OF THE 2009 EQUITY INCENTIVE PLAN.

PROPOSAL 4

APPROVAL OF AMENDED AND RESTATED
2000 EMPLOYEE STOCK PURCHASE PLAN

The stockholders are being asked to approve an amendment and restatement of the Company’s 2000 Employee Stock Purchase Plan (as amended and restated, the “ESPP”) to extend the term of the plan and make certain other changes. The ESPP, prior to being amended, is scheduled to expire in October 2010. If the stockholders do not approve the extension of the ESPP, the Company would not have an employee stock purchase plan in effect following the expiration of the ESPP. The ESPP is a significant part of our overall equity compensation strategy. The Board has determined that it is in the best interests of the Company and its stockholders to have an employee stock purchase plan and is asking the Company’s stockholders to approve the amendment and restatement of the ESPP.

Summary of the ESPP, as Amended

The following is a summary of the principal features of the ESPP. The summary is qualified in its entirety by reference to the ESPP set forth as Appendix B.

General

The ESPP was originally adopted by the Board in July 2000 and approved by our stockholders in September 2000. The current amendment and restatement of the ESPP was adopted by the Board in September 2009 and will become effective upon stockholder approval at the 2009 Annual Meeting. The purpose of the ESPP is to provide a means by which employees of the Company may be given an opportunity to purchase common stock of the Company.

Shares Available for Issuance

The ESPP currently provides that no more than 2,857,142 shares may be issued during the life of the plan, and this provision is unchanged in the amended ESPP. However, the “evergreen” provision which provided for an automatic annual increase in the number of shares available for issuance under the ESPP is being eliminated in the amended ESPP. As of the date of this proxy statement, a total of 978,957 shares have been purchased under the ESPP during the life of the plan, which means that a total of 1,878,185 shares remain available for purchase under the ESPP.

Administration

The Compensation Committee of the Board of Directors acts as administrator of the ESPP (the “Administrator”). The Administrator determines when and how rights to purchase Company common stock will be granted and the provisions of each offering under the ESPP. The Administrator has the power to designate which affiliates are eligible to participate in the ESPP. The Administrator may amend, terminate and suspend the ESPP, subject to the ESPP’s provisions. The Administrator may construe and interpret the ESPP and the rights granted under it, and establish, amend and revoke rules and regulations for its administration. Generally, the Administrator may exercise such powers and perform such acts as it deems necessary or expedient to promote the best interests of the Company and its affiliates and to carry out the intent that the ESPP be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). Whether or not the Board has delegated administration, the Board will have the final power to determine all questions of policy and expediency that may arise under the ESPP.

Eligibility

Employees of the Company and its designated affiliates whose customary employment is at least twenty (20) hours per week and more than five (5) months in a calendar year are eligible to participate in the ESPP; except that no employee will be granted an option under the ESPP to the extent that, immediately after the grant, such employee would own five (5%) or more of the total combined voting power of all classes of the Company’s stock or the stock of any affiliate.

Currently, there is no minimum employment requirement to be eligible to participate in the ESPP. However, the Board reserves the right to require that an employee has been in the employ of the Company or any affiliate for a continuous period of time preceding the grant of a right, but in no event will the required period of continuous employment be greater than two (2) years.

Notwithstanding the foregoing, no employee will be granted a right to purchase stock under all of the Company’s employee stock purchase plans that accrues at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time such right is granted) for each calendar year in which such rights are outstanding at any time, as determined in accordance with Code Section 423 and the regulations thereunder.

Officers of the Company and any designated affiliate are eligible to participate in the ESPP; provided, however, that the Board may provide that certain employees who are highly compensated employees within the meaning of Code Section 423(b)(4)(D) will not be eligible to participate.

Offerings

The ESPP is implemented by offerings of rights to eligible employees. Each offering will be in such form and will contain such terms and conditions as the Administrator will deem appropriate, which will comply with Code Section 423(b) and all employees granted rights will have the same rights and privileges. The provisions of separate offerings need not be identical. Currently, each offering under the ESPP will have a duration of approximately twenty-four (24) months, commencing generally on May 1 and November 1 of each year and terminating approximately twenty-four (24) months thereafter on April 30 and October 31, respectively. The first day of an offering is referred to as the “offering date.” If the scheduled offering date does not fall on a day during which the Company’s common stock is actively traded, then the offering date will be the next succeeding day during which the Company’s common stock is actively traded. An employee who first becomes eligible to participate during an offering will be granted a right to purchase Company common stock under such offering on the next November 1 or May 1 during such offering, but the date on which the right is granted will be the offering date of that right, and it will continue through the end of the coincident ongoing offering in effect at that time.

An eligible employee may become a participant in the ESPP by delivering a participation agreement to the Company ten (10) days before the offering date to be effective for such offering, unless a later time for filing the enrollment form is set by the Company for all eligible employees. A participation agreement will authorize payroll deductions pursuant to the ESPP, which may not exceed twenty percent (20%) of a participant’s earnings (as defined in the ESPP) during the offering, unless the Administrator determines such lower percentage. Generally, during an offering, a participant may increase or reduce (including to zero) his or her participation level as of the following November 1 or May 1, except that no change may be made during the ten (10) days immediately preceding each purchase date (or such shorter period of time determined by the Administrator and communicated to participants). A participant may only reduce his or her participation level once (and only once) during any purchase period.

On the offering date, each participant is granted a right to purchase shares of the Company’s common stock. An offering includes purchase periods of approximately six (6) months in duration. The right expires at the end of the offering, or potentially earlier in connection with an employee’s termination (described below), but is exercised on the last day of each purchase period, which is generally each October 31 and April 30 (the, “purchase date”). If the scheduled purchase date does not fall on a day during which the Company’s common stock is actively traded, then the purchase date will be the nearest prior date during which the Company’s common stock is actively traded.

To the extent permitted by applicable laws, if the fair market value of the Company’s common stock on any purchase date in an offering is lower than the fair market value of the Company’s stock on the offering date of such offering, then all participants in such offering will be automatically withdrawn from such offering immediately after the exercise of their right on such purchase date and automatically re-enrolled in the immediately following offering.

Purchase Price

Unless and until the Administrator determines otherwise, the purchase price for shares is the lesser of: (a) eighty-five percent (85%) of the fair market value of the common stock on the offering date, or (b) eighty-five percent (85%) of the fair market value of the common stock on the purchase date.

Payment of Purchase Price; Payroll Deductions

On each purchase date, each participant’s accumulated payroll deductions will be applied to the purchase of whole shares of Company common stock, up to the maximum number of shares permitted under the ESPP and a given offering. In the amended ESPP, the maximum number of shares that may be purchased by any employee on any one purchase date is 25,000 shares. A participant may not make additional contributions under the ESPP except for payroll deductions.

Withdrawal

Generally, a participant may withdraw from an offering by delivering a withdrawal notice to the Company or the designated affiliate in such form as the Company provides. A withdrawal may be delivered at any time prior to the end of an offering, excluding the ten (10) day period immediately preceding a purchase date (or such shorter period of time determined by the Company and communicated to participants). Upon a withdrawal, a participant receives his or her accumulated payroll deductions from the offering (reduced by any deductions used to acquire shares on a purchase date). Once a participant withdraws from a particular offering, that participant may not participate again in the same offering, but remains eligible to participate in subsequent offerings by submitting a new participation agreement to the Company.

Termination of Employment

Rights granted under the ESPP terminate immediately upon cessation of a participant’s employment with the Company for any reason. Once a participant’s employment is terminated, the Company will distribute to such terminated employee all of his or her accumulated payroll deductions under the offering without interest.

Adjustments upon Changes in Capitalization, Dissolution or Liquidation, or Change of Control

Changes in Capitalization.  In the event that any dividend or other distribution (whether in the form of cash, common stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of common stock or other securities of the Company, or other change in the corporate structure of the Company affecting the common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, then the Administrator will adjust the number and class of common stock which may be delivered under the ESPP, the purchase price per share and the number of shares of common stock covered by each option under the ESPP which has not yet been exercised, and the maximum number of shares a participant can purchase during a purchase period and or offering.

Dissolution, Liquidation, Sale of Assets, Merger or Reverse Merger.  In the event of dissolution or liquidation, the sale of all or substantially all of the Company’s assets, a merger in which the Company is not the surviving corporation, or certain reverse mergers in which the Company is the surviving corporation, then any surviving corporation may assume outstanding rights under the ESPP or substitute similar rights. If no surviving corporation assumes outstanding rights or substitutes similar rights, the Administrator will shorten the offering with respect to which such right relates by setting a new purchase date on which such offering will end. The new purchase date will be prior to the transaction. If the Administrator shortens any offering periods then in progress, the Administrator will notify each participant in writing, prior to the new purchase date, that the purchase date has been changed to the new purchase date and that the right will be exercised automatically on the new purchase date, unless the participant has already withdrawn from the offering.

Amendment and Termination of the ESPP

As noted above, the ESPP is currently scheduled to expire in October 2010. If the extension of the ESPP, as amended, is approved by stockholders, it will continue in effect unless terminated sooner by the Board. The Board may, at any time, amend, suspend or terminate the ESPP. Certain amendments will not be effective unless stockholder approval is obtained within twelve (12) months before or after the amendment, including increasing the number of shares reserved under the ESPP, modifying the eligibility provisions, and other modifications which require stockholder approval under Code Section 423. The Board may amend the ESPP in any respect it deems necessary or advisable to provide eligible employees with the maximum benefits provided under the Code and the regulations thereunder relating to employee stock purchase plans and/or bring the ESPP and/or rights into compliance therewith. Rights will not be altered or impaired by a suspension or termination of the ESPP, except (i) as expressly provided in the ESPP or with the consent of each person to whom such rights were granted, (ii) as necessary to comply with any laws or governmental regulation, or (iii) as necessary to ensure that the ESPP will comply with Code Section 423.

Participation in Plan Benefits

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election to participate and his or her determination as to the level of payroll deductions. Accordingly, it is not possible to determine the benefits that will be received by executive officers and other employees. Non-employee directors are not eligible to participate in the ESPP. For illustrative purposes, the following table sets forth (i) the number of shares of our common stock that were purchased during the last fiscal year under the ESPP by our executive officers and other employees, (ii) the weighted average price per share paid for such shares, and (iii) the weighted average fair market value per share at the dates of purchase.

		Weighted	Weighted
		Average per	Average Market
	Number of	Share Purchase	Value at Date of
Name of Individual or Group	Shares Purchased	Price ($)	Purchase ($)

Joseph Liu	—	—	—
Shirley Yin	3,625	$6.58	$9.90
Peter Lee	3,529	$6.45	$10.65
River Gong	3,538	$6.41	$10.87
Stephen Welles	2,111	$6.38	$11.04
All executive officers, as a group	12,803	$6.46	$10.56
All directors who are not executive officers, as a group	—	—	—
All employees who are not executive officers, as a group	158,639	$6.63	$9.77

Summary of U.S. Federal Income Tax Consequences

The following brief summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the ESPP does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or foreign country in which the participant may reside.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax in an amount that depends upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the applicable offering and one (1) year from the applicable date of purchase, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) the excess of the fair market value of a share on the offering date that the right was granted over the purchase price for the right. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase. The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE PURCHASE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares of the Company common stock present in person or represented by proxy and voting on the matter is required to approve the amendment and restatement of the ESPP. The Board of Directors believes that the approval of the plan is in the best interests of the Company and its stockholders for the reasons stated above.

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2000 EMPLOYEE STOCK PURCHASE PLAN.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Oplink stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to our Corporate Secretary at, 46335 Landing Parkway, Fremont, California 94538. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Stephen M. Welles
Vice President, General Counsel and Secretary

September 30, 2009

APPENDIX A

OPLINK COMMUNICATIONS, INC.

2009 EQUITY INCENTIVE PLAN

1. Purposes of the Plan.  The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide incentives to individuals who perform services to the Company, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

2. Definitions.  As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(e) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) “Award Transfer Program” means any program instituted by the Administrator that would permit Participants the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity approved by the Administrator.

(g) “Board” means the Board of Directors of the Company.

(h) “Change in Control” means the occurrence of any of the following events:

(i) Change in Ownership of the Company.  A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii) Change in Effective Control of the Company.  If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) Change in Ownership of a Substantial Portion of the Company’s Assets.  A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(h), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction shall not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that shall be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means Oplink Communications, Inc., a Delaware corporation, or any successor thereto.

(m) “Consultant” means any person, including an advisor, engaged by the Company or its Affiliates to render services to such entity other than as an Employee.

(n) “Determination Date” means the latest possible date that will not jeopardize the qualification of an Award granted under the Plan as “performance-based compensation” under Section 162(m) of the Code.

(o) “Director” means a member of the Board.

(p) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(q) “Employee” means any person, including Officers and Directors, employed by the Company or its Affiliates. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Market, the Nasdaq Global Select Market or the Nasdaq Capital Market, its Fair Market Value shall be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price is reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks are reported); or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(t) “Fiscal Year” means the fiscal year of the Company.

(u) “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(w) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(x) “Option” means a stock option granted pursuant to the Plan.

(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z) “Participant” means the holder of an outstanding Award.

(aa) “Performance Goals” will have the meaning set forth in Section 11 of the Plan.

(bb) “Performance Period” means any Fiscal Year of the Company or such longer or shorter period as determined by the Administrator in its sole discretion.

(cc) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(dd) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(ee) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ff) “Plan” means this 2009 Equity Incentive Plan.

(gg) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(hh) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(ii) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(jj) “Section 16(b)” means Section 16(b) of the Exchange Act.

(kk) “Service Provider” means an Employee, Director or Consultant.

(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

(mm) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(nn) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 2,500,000 Shares plus any Shares subject to stock options or similar awards granted under 2000 Equity Incentive Plan (the “2000 Plan”) that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the 2000 Plan that are forfeited to or repurchased by the Company (up to a maximum of 3,795,130 additional Shares from expired, terminated, forfeited or repurchased awards granted under the 2000 Plan). The Shares may be authorized, but unissued, or reacquired Common Stock.

(b) Full Value Awards.  Any Shares subject to Awards of Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares will be counted against the numerical limits of this Section 3 as 1.3 Shares for every one Share subject thereto. Further, if Shares acquired pursuant to any such Award are forfeited or repurchased by the Company and would otherwise return to the Plan pursuant to Section 3(c), 1.3 times the number of Shares so forfeited or repurchased will return to the Plan and will again become available for issuance.

(c) Lapsed Awards.  If an Award expires or becomes unexercisable without having been exercised in full or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited, repurchased, or unissued Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). Upon the exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised will cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise or purchase price of an Award and/or to satisfy the tax withholding obligations related to an Award will not become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan under this Section 3(c).

(d) Share Reserve.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration.  Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(viii) to modify or amend each Award (subject to Section 20(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(e) regarding Incentive Stock Options);

(ix) to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 16;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award pursuant to such procedures as the Administrator may determine; and

(xii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Prohibition Against Repricing.  Subject to adjustments made pursuant to Section 15 and notwithstanding anything to the contrary in the Plan, in no event shall the Administrator have the right to amend the terms of any Award to reduce the exercise price of such outstanding Award or cancel an outstanding Award in exchange for cash or other Awards with an exercise price that is less than the exercise price of the original Award without stockholder approval.

(d) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

(e) No Liability.  Under no circumstances shall the Company, its Affiliates, the Administrator, or the Board incur liability for any indirect, incidental, consequential or special damages (including lost profits) of any form incurred by any person, whether or not foreseeable and regardless of the form of the act in which such a claim may be brought, with respect to the Plan or the Company’s, its Affiliates’, the Administrator’s or the Board’s roles in connection with the Plan.

5. Eligibility.  Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units, and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to employees of the Company or any Parent or Subsidiary of the Company.

6. Stock Options.

(a) Grant of Stock Options.  Subject to the terms and conditions of the Plan, an Option may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand U.S. dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b) Number of Shares.  The Administrator will have complete discretion to determine the number of Shares subject to an Option granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Options covering more than 1,000,000 Shares. The foregoing limitation will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

(c) Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Options granted under the Plan, provided, however, that the exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an employee of the Company or any Parent or Subsidiary of the Company who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(c), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and the Treasury Regulations thereunder.

(d) Option Agreement.

(i) Terms and Conditions.  Each Option grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the acceptable forms of consideration for exercise (which may include any form of consideration permitted by Section 6(d)(ii), the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(ii) Form of Consideration.  The Administrator will determine the acceptable form(s) of consideration for exercising an Option, including the method of payment, to the extent permitted by Applicable

Laws. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration to the extent permitted by Applicable Laws may include, but is not limited to:

(1) cash;

(2) check;

(3) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised and provided that accepting such Shares, in the sole discretion of the Administrator, will not result in any adverse accounting consequences to the Company;

(4) by net exercise;

(5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(6) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement;

(7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(8) any combination of the foregoing methods of payment.

(e) Term of Option.  An Option granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than seven (7) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specifies from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider.  If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant.  If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant.  If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(v) Other Termination.  A Participant’s Award Agreement also may provide that if the exercise of the Option following the termination of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant’s Award Agreement may also provide that if the exercise of the Option following the termination of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option, or (B) the expiration of a period of three (3) months after the termination of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7. Stock Appreciation Rights.

(a) Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b) Number of Shares.  The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Participant, provided that during any Fiscal Year, no Participant will be granted Stock Appreciation Rights covering more than 1,000,000 Shares. The foregoing limitation will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

(c) Exercise Price and Other Terms.  The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan, provided, however, that the exercise price will not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing provisions of this Section 7(c), Stock Appreciation Rights may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code and the Treasury Regulations thereunder.

(d) Stock Appreciation Right Agreement.  Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the acceptable forms of consideration for exercise (which may include any form of consideration permitted by Section 6(d)(ii), the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of Stock Appreciation Rights.  A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement; provided, however, that the term will be no more than seven (7) years from the date of grant thereof. Notwithstanding the foregoing, the rules of Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f) Payment of Stock Appreciation Right Amount.  Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8. Restricted Stock.

(a) Grant of Restricted Stock.  Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement.  Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. Notwithstanding the foregoing sentence, for restricted stock intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year no Participant will receive more than an aggregate of 300,000 Shares of Restricted Stock. The foregoing limitation will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

(c) Transferability.  Except as provided in this Section 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions.  The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions.  Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its sole discretion, may reduce or waive any restrictions for such Award and may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions.  During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company.  On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

(i) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock which is intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

9. Restricted Stock Units.

(a) Grant.  Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units. Notwithstanding anything to the contrary in this subsection (a), for Restricted Stock Units intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, during any Fiscal Year of the Company, no Participant will receive more than an aggregate of 300,000 Restricted Stock Units. The foregoing limitation will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

(b) Vesting Criteria and Other Terms.  The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units.  Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed.

(d) Form and Timing of Payment.  Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) set forth in the Award Agreement or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Restricted Stock Units in cash, Shares, or a combination thereof. Shares represented by Restricted Stock Units that are fully paid in cash again will not reduce the number of Shares available for grant under the Plan.

(e) Cancellation.  On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

(f) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Restricted Stock Units as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Restricted Stock Units which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

10. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares.  Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant provided that during any Fiscal Year, for Performance Units or Performance Shares intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, (i) no Participant will receive Performance Units having an initial value greater than $3,000,000, and (ii) no Participant will receive more than 300,000 Performance Shares. The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15.

(b) Value of Performance Units/Shares.  Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms.  The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares.  After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share and may accelerate the time at which any restrictions will lapse or be removed.

(e) Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period, or as otherwise provided in the applicable Award Agreement or as required by Applicable Laws. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares.  On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

(g) Section 162(m) Performance Restrictions.  For purposes of qualifying grants of Performance Units/Shares as “performance-based compensation” under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals will be set by the Administrator on or before the Determination Date. In granting Performance Units/Shares which are intended to qualify under Section 162(m) of the Code, the Administrator will follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

11. Performance-Based Compensation Under Code Section 162(m).

(a) General.  If the Administrator, in its discretion, decides to grant an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the provisions of this Section 11 will control over any contrary provision in the Plan; provided, however, that the Administrator may in its discretion grant Awards that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code to such Participants that are based on Performance Goals or other specific criteria or goals but that do not satisfy the requirements of this Section 11.

(b) Performance Goals.  The granting and/or vesting of Awards of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code and may provide for a targeted level or levels of achievement (“Performance Goals”) including: attainment of research and development milestones; business divestitures and acquisitions; cash flow; cash position; contract awards or backlog; customer renewals; customer retention rates from an acquired company, business unit or division; earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings); earnings per Share; expenses; gross margin; growth in stockholder value relative to the moving average of the S&P 500 Index or another index; market share; net income; net profit; net sales; new product development; new product invention or innovation; operating cash flow; operating expenses; operating income; operating margin; overhead or other expense reduction; product defect measures; product release timelines; productivity; profit; return on assets; return on capital; return on equity; return on investment; return on sales; revenue; revenue growth; sales results; sales growth; stock price; time to market; total stockholder return; or working capital. Any criteria used may be (A) measured in absolute terms, (B) measured in terms of growth, (C) compared to another company or companies, (D) measured against the market as a whole and/or according to applicable market indices, (E) measured against the performance of the Company as a whole or a segment of the Company and/or (F) measured on a pre-tax or post-tax basis (if applicable). Further, any Performance Goals may be used to measure the performance of the Company as a whole or a business unit or other segment of the Company, or one or more product lines or specific markets and may be measured relative to a peer group or index. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant. In all other respects, Performance Goals will be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Administrator prior to the issuance of an Award and which is consistently applied with respect to a Performance Goal in the relevant Performance Period. The Administrator will appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company’s or a business units’ reported results. In addition, the Administrator will adjust any performance criteria,

Performance Goal or other feature of an Award that relates to or is wholly or partially based on the number of, or the value of, any stock of the Company, to reflect any stock dividend or split, repurchase, recapitalization, combination, or exchange of shares or other similar changes in such stock.

(c) Procedures.  To the extent necessary to comply with the performance-based compensation provisions of Section 162(m) of the Code, with respect to any Award granted subject to Performance Goals and intended to qualify as “performance-based compensation” under Section 162(m) of the Code, within the first twenty-five percent (25%) of the Performance Period, but in no event more than ninety (90) days following the commencement of any Performance Period (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator will, in writing, (i) designate one or more Participants to whom an Award will be made, (ii) select the Performance Goals applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Goals and the amounts of such Awards, as applicable, to be earned by each Participant for such Performance Period.

(d) Additional Limitations.  Notwithstanding any other provision of the Plan, any Award which is granted to a Participant and is intended to constitute qualified performance-based compensation under Section 162(m) of the Code will be subject to any additional limitations set forth in the Code (including any amendment to Section 162(m)) or any regulations and ruling issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan will be deemed amended to the extent necessary to conform to such requirements.

(e) Determination of Amounts Earned.  Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved. In determining the amounts earned by a Participant pursuant to an Award intended to qualified as “performance-based compensation” under Section 162(m) of the Code, the Committee will have the right to (a) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period, (b) determine what actual Award, if any, will be paid in the event of a termination of employment as the result of a Participant’s death or disability or upon a Change in Control or in the event of a termination of employment following a Change in Control prior to the end of the Performance Period, and (c) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Participant’s death or disability prior to a Change of Control and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Participant remained employed through the end of the Performance Period. A Participant will be eligible to receive payment pursuant to an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code for a Performance Period only if the Performance Goals for such period are achieved.

12. Compliance With Code Section 409A.  Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

13. Leaves of Absence/Transfer Between Locations.  Unless the Administrator provides otherwise and except as required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14. Transferability.

(a) Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

(b) Prohibition Against an Award Transfer Program.  Notwithstanding anything to the contrary in the Plan, in no event will the Administrator have the right to determine and implement the terms and conditions of any Award Transfer Program without stockholder approval.

15. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments.  In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the numerical Share limits set forth in Sections 3, 6, 7, 8, 9 and 10 of the Plan.

(b) Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control.  In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger of Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 15(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights that are not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, and

Performance Shares/Units not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted for in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Restricted Stock Unit, Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award (or in the case of an Award settled in cash, the number of implied shares determined by dividing the value of the Award by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 15(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15(c) to the contrary, if a payment under an Award Agreement is subject to Section 409A of the Code and if the change in control definition contained in the Award Agreement or other agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A of the Code, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A of the Code without triggering any penalties applicable under Section 409A of the Code.

16. Tax Withholding.

(a) Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements.  The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the amount required to be withheld, (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (e) retaining from salary or other amounts payable to the Participant cash having a sufficient value to satisfy the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17. No Effect on Employment or Service.  Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

18. Date of Grant.  The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19. Term of Plan.  The Plan will become effective upon its approval by the stockholders of the Company. It will continue in effect for a term of ten (10) years from the date the Plan was adopted by the Board, unless terminated earlier under Section 20 of the Plan.

20. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22. Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

23. Stockholder Approval.  The Plan will be subject to, and effective upon, approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

APPENDIX B

OPLINK COMMUNICATIONS, INC.

AMENDED AND RESTATED 2000 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose.

(a) The purpose of this Amended and Restated 2000 Employee Stock Purchase Plan (the “Plan”) is to provide a means by which employees of Oplink Communications, Inc. (the “Company”) and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase common stock of the Company (the “Common Stock”).

(b) The word “Affiliate” as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the “Code”).

(c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

(d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code.

2. Administration.

(a) The Plan shall be administered by the Board of Directors (the “Board”) of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

(ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

(iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv) To amend the Plan as provided in paragraph 13.

(v) To terminate or suspend the Plan as provided in paragraph 15.

(vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

(c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the “Committee”). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3. Shares Subject To The Plan.

(a) Subject to the provisions of paragraph 13 relating to adjustments upon changes in securities, the shares of the Common Stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate 2,857,142 shares of Common Stock. If any right granted under the Plan shall for any reason terminate without having been exercised, the shares of the Common Stock not purchased under such right shall again become available for the Plan.

(b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. Grant Of Rights; Offering.

The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an “Offering”) on a date or dates (the “Offering Date(s)”) selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5. Eligibility.

(a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan unless, on the Offering Date, such employee’s customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

(b) The Board or the Committee may provide that each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering, which date coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

(i) the date on which such right is granted shall be the “Offering Date” of such right for all purposes, including determination of the exercise price of such right;

(ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

(c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

(d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under “employee stock purchase plans” of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee to purchase stock of the Company or any Affiliate at a rate that exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

(e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan; provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6. Rights; Purchase Price.

(a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to that number of shares of Common Stock of the Company purchasable with up to twenty percent (20%) (or such lower percentage as may be designated by the Board or Committee) of such employee’s Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the “Purchase Date(s)”) on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

(b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares that may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate number of shares issuable upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable. Unless and until the Board or the Committee provide otherwise, in no event will an eligible employee be permitted to purchase more than 25,000 shares of the Common Stock on any one Purchase Date (subject to any adjustment pursuant to Section 12) and any such purchase will be subject to the limitations set forth in Sections 5. The Board or the Committee may, for future Offerings, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an eligible employee may purchase on any Purchase Date.

(c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

(i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

(ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

Fair market value will be determined by the Board or the Committee, as of any date, by reference to the price of Common Stock on any established stock exchange or a national market system on the day of determination if the Common Stock is so listed on any established stock exchange or a national market system. If the Common Stock is not listed on any established stock exchange or a national market system, the value of the Common Stock as the Board or the Committee may determine in good faith.

7. Participation; Withdrawal; Termination.

(a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee’s Earnings during the Offering. “Earnings” is defined as an employee’s wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company that is intended to comply with Section 125, 401(k), 402(h) or 403(b) of the Code or that provides non-qualified deferred compensation), overtime pay, bonuses, incentive pay, commissions and other remuneration paid directly to the employee, but excluding profit sharing, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or the Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

(b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant’s interest in that Offering shall be automatically terminated. A participant’s withdrawal from an Offering will have no effect upon such participant’s eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

(c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee’s employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

(d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8. Exercise.

(a) On each Purchase Date specified in the relevant Offering, each participant’s accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant’s account after the purchase of shares that is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant’s account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. Any amount of accumulated payroll deductions remaining in a participant’s account after the purchase of shares that equals or exceeds the amount required to purchase a whole share of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

(b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the “Securities Act”) and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If, on the Purchase Date of any Offering hereunder, the shares to be issued under the Plan are not so registered or the Plan is not in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date. If, on the Purchase Date of any Offering hereunder, such shares are not registered and the Plan is not in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9. Covenants of the Company.

(a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

(b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved of any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10. Use of Proceeds From Stock.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11. Rights as a Stockholder.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant’s shares acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12. Adjustments Upon Changes in Stock.

(a) In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Board, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the purchase price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 3 and 6(b). Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive.

(b) In the event of: (1) a dissolution or liquidation of the Company, (2) the sale of all or substantially all of the securities or assets of the Company, (3) a merger or consolidation in which the Company is not the surviving corporation or (4) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plans. If no surviving corporation assumes outstanding rights or substitutes similar rights therefor, the Offerings with respect to which such rights relate will be shortened by setting a new Purchase Date on which such Offering shall end. The new Purchase Date will occur before the date of the Company’s proposed transaction described above. The Board will notify each participant in writing prior to the new Purchase Date, that the Purchase Date for the participant’s option has been changed to the new Purchase Date and that the participant’s right will be exercised automatically on the new Purchase Date, unless prior to such date the participant has withdrawn from the Offering.

13. Amendment of the Plan.

(a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

(i) Increase the number of shares reserved for rights under the Plan;

(ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code; or

(iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

(b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except (i) with the consent of the person to whom such rights were granted, (ii) as necessary to comply with any laws or governmental regulations, or (iii) as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14. Designation of Beneficiary.

(a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death during an Offering.

(b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Termination or Suspension of the Plan.

(a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except (i) as expressly provided in the Plan or with the consent of the person to whom such rights were granted, (ii) as necessary to comply with any laws or governmental regulation, or (iii) as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

(c) Notwithstanding the foregoing, the Plan shall continue in effect unless terminated sooner under this Section 15.

16. Effective Date of Plan.

The Plan was originally adopted by the Board in July 2000 and originally approved by the stockholders of the Company in September 2000. The amendment and restatement of the Plan was adopted by the Board on September 23, 2009, subject to, and effective upon, approval by the stockholders of the Company at the 2009 Annual Meeting. Such stockholder approval will be obtained in the manner and to the degree required under applicable laws.

17. Automatic Transfer to Low Price Offering Period.

To the extent permitted by applicable laws, if the fair market value of the Common Stock on any Purchase Date in an Offering is lower than the fair market value of the Common Stock on the Offering Date of such Offering, then all participants in such Offering will be automatically withdrawn from such Offering immediately after the exercise of their right on such Purchase Date and automatically re-enrolled in the immediately following Offering.

Oplink Communications, Inc.

WO#
59157

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Please mark your votes as indicated in this example ☒

	FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
1. ELECTION OF DIRECTORS	☐	☐	☐

Nominees:

01 Tim Christoffersen

02 Jesse W. Jack

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions____________________________________

Mark Here for Address Change or Comments **SEE REVERSE** ☐

Signature ______________________________ **Signature** ______________________________ **Date** ____________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian. Please give full title as such.

Oplink Communications, Inc. wo* 59157 T FOLD AND DETACH HERE T THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” Please mark your votes as [TTl THE ELECTION OF DIRECTORS AND “FOR” ITEMS 2 THROUGH 4. indicated “thise*amPe |X| FOR WITHHOLD ‘EXCEPTIONS ALL FOR ALL FOR AGAINST ABSTAIN 1. ELECTION OF DIRECTORS 2. Vote to ratify Burr, Pilger & Mayer LLP as our ndependent publ c account ng f rm Nom nees: for f scal 2010. T m Chr stoffersen Jesse W. Jack 3. Vote to approve the 2009 Equ ty ncent ve ( NSTRUCT ONS: To w thhold author ty to vote for any nd v dual nom nee, mark the “Except ons” box above and wr te that nom nee’s name n the space prov ded below.) 4. Vote to amend and restate the 2000 ‘Except ons Employee Stock Purchase Plan. Mark Here for Change or Comments SEE REVERSE S gnature S gnature Date NOTE: Please s gn as name appears hereon. Jo nt owners should each s gn. When s gn ng as attorney, executor, adm n strator, trustee or guard an. Please g ve full t tle as such.

You can now access your Oplink Communications account online.

Access your Oplink Communications account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Oplink Communications, now makes it easy and convenient to get current information on your shareholder account.

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose **MLink℠** for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect®** at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

▼ FOLD AND DETACH HERE ▼

PROXY

OPLINK COMMUNICATIONS, INC.

Annual Meeting of Stockholders – November 4, 2009

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints Joseph Y. Liu and Shirley Yin, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Oplink Communications, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held November 4, 2009 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

WO#
59157

You can now access your Opl nk Commun cat ons account onl ne. Access your Opl nk Commun cat ons account onl ne v a nvestor Serv ceD rect ( SO). BNY Mellon Shareowner Serv ces, the transfer agent for Opl nk Commun cat ons, now makes t easy and conven ent to get current nformat on on your shareholder account. V ew account status V ew payment h story for d v dends V ew cert f cate h story Make address changes V ew book-entry nformat on Obta n a dupl cate 1099 tax form V s t us on the web at http://www.bnymellon.com/shareowner/ sd For Techn cal Ass stance Call 1 -877-978-7778 between 9am-7pm Monday-Fr day Eastern T me nvestor Serv ceD rect Ava lable 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 Choose ML nkSM for fast, easy and secure 24/7 onl ne access to your future proxy mater als, nvestment plan statements, tax documents and more. S mply log on to nvestor Serv ceD rect at www.bnymellon.com/shareowner/ sd where step-by-step nstruct ons w ll prompt you through enrollment. mportant not ce regard ng the nternet ava lab l ty of proxy mater als for the Annual Meet ng of shareholders. The Proxy Statement and the 2009 Annual Report to Stockholders are ava lable at: http:// nvestor.opl nk.com/annuals.cfm T FOLD AND DETACH HERE T PROXY OPL NK COMMUN CAT ONS, NC. Annual Meet ng of Stockholders - November 4, 2009 TH S PROXY S SOL C TED BY THE BOARD OF D RECTORS OF THE COMPANY The unders gned hereby appo nts Joseph Y. L u and Sh rley Y n, and each of them, w th power to act w thout the other and w th power of subst tut on, as prox es and attorneys- n-fact and hereby author zes them to represent and vote, as prov ded on the other s de, all the shares of Opl nk Commun cat ons, nc. Common Stock wh ch the unders gned s ent tled to vote, and, n the r d scret on, to vote upon such other bus ness as may properly come before the Annual Meet ng of Stockholders of the company to be held November 4, 2009 or at any adjournment or postponement thereof, w th all powers wh ch the unders gned would possess f present at the Meet ng. Address Change/Comments 1 BNYMELLW SHAREOWNER SERV CES (Mark the correspond ng box on the reverse s de) S0TH HA CKENSACK, NJ 07606-9250 (Cont nued and to be marked, dated and s gned, on the other s de) wo* 59157